Exhibit 99.2

Assured Guaranty Ltd. June 30, 2012 Financial Supplement Table of Contents Page Selected Financial Highlights 1 Consolidated Statements of Operations 2 Net Income (Loss) Reconciliation to Operating Income 3 Consolidated Balance Sheets 5 Adjusted Book Value 6 Claims Paying Resources 7 New Business Production 8 Financial Guaranty Gross Par Written 9 New Business Production by Quarter 10 Available-for-Sale Investment Portfolio and Cash 11 Estimated Net Exposure Amortization and Estimated Future Net Premium and Credit Derivative Revenues 12 Expected Amortization of Net Par Outstanding 13 Present Value of Financial Guaranty Insurance Net Expected Loss to be Expensed 14 Financial Guaranty Profile 15 Direct Pooled Corporate Obligations Profile 19 Consolidated U.S. RMBS Profile 20 Direct U.S. RMBS Profile 21 Direct U.S. Commercial Real Estate Profile 23 Direct U.S. Consumer Receivables Profile 24 Below Investment Grade Exposures 25 Largest Exposures by Sector 30 Rollforward of Net Expected Loss and Loss Adjustment Expenses to be Paid 34 Financial Guaranty Insurance and Credit Derivative U.S. RMBS Representations and Warranties Benefit Development 35 Losses Incurred 36 Effect of Adoption of New Accounting Guidance on Acquisition Costs 37 Summary Financial and Statistical Data 38 Glossary 39 Non-GAAP Financial Measures 41 This financial supplement should be read in conjunction with documents filed by Assured Guaranty Ltd. (“AGL” and, together with its subsidiaries, “Assured Guaranty” or the “Company”) with the Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2011 and its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2012 and June 30, 2012. Some amounts in this financial supplement may not add due to rounding. Cautionary Statement Regarding Forward Looking Statements: Any forward looking statements made in this supplement reflect the current views of Assured Guaranty with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements. Assured Guaranty's forward looking statements could be affected by many events. These events include (1) rating agency action, including a ratings downgrade, a change in outlook, the placement of ratings on watch for downgrade, or a change in rating criteria, at any time, of Assured Guaranty or any of its subsidiaries and/or of transactions that Assured Guaranty’s subsidiaries have insured, all of which have occurred in the past; (2) developments in the world’s financial and capital markets that adversely affect issuers. payment rates, Assured Guaranty’s loss experience, its access to capital, its unrealized (losses) gains on derivative financial instruments or its investment returns; (3) changes in the world’s credit markets, segments thereof or general economic conditions; (4) the impact of ratings agency action with respect to sovereign debt and the resulting effect on the value of securities in the Company's investment portfolio and collateral posted by and to the Company; (5) more severe or frequent losses implicating the adequacy of Assured Guaranty’s expected loss estimates; (6) the impact of market volatility on the mark-to-market of Assured Guaranty’s contracts written in credit default swap form; (7) reduction in the amount of insurance opportunities available to Assured Guaranty; (8) deterioration in the financial condition of Assured Guaranty's reinsurers, the amount and timing of reinsurance recoverables actually received and the risk that reinsurers may dispute amounts owed to Assured Guaranty under its reinsurance agreements; (9) the possibility that Assured Guaranty will not realize insurance loss recoveries or damages expected from originators, sellers, sponsors, underwriters or servicers of residential mortgage-backed securities transactions; (10) the possibility that budget shortfalls or other factors will result in credit losses or impairments on obligations of state and local governments that the Company insures or reinsures; (11) increased competition, including from new entrants into the financial guaranty industry; (12) changes in applicable accounting policies or practices; (13) changes in applicable laws or regulations, including insurance and tax laws; (14) other governmental actions; (15) difficulties with the execution of Assured Guaranty’s business strategy; (16) contract cancellations; (17) Assured Guaranty’s dependence on customers; (18) loss of key personnel; (19) adverse technological developments; (20) the effects of mergers, acquisitions and divestitures; (21) natural or man-made catastrophes; (22) other risks and uncertainties that have not been identified at this time; (23) management.s response to these factors; and (24) other risk factors identified in Assured Guaranty’s filings with the SEC. Readers are cautioned not to place undue reliance on these forward looking statements, which speak only as of the dates on which they are made. Assured Guaranty undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise, except as required by law. AG_FoCo_logo

Assured Guaranty Ltd. Selected Financial Highlights (dollars in millions, except per share amounts) Six Months Ended Three Months Ended June 30, June 30, 2012 2011 2012 2011 (1) Operating income reconciliation: Operating income 114.0$ 143.4$ 185.2$ 390.8$ Plus after-tax adjustments: (4.8) (2.8) (5.5) (0.9) Realized gains (losses) on investments 159.4 (73.6) (357.6) (291.3) Non-credit impairment unrealized fair value gains (losses) on credit derivatives 2.9 0.4 (6.2) 0.7 Fair value gains (losses) on committed capital securities Foreign exchange gains (losses) on remeasurement of premiums receivable and loss and loss adjustment expense ("LAE") reserves 3.7 3.8 10.2 13.0 101.3 (114.3) 67.4 (16.1) Effect of consolidating financial guaranty variable interest entities ("FG VIEs") Net income (loss) 376.5$ (43.1)$ (106.5)$ 96.2$ Earnings per diluted share: Operating income 0.61$ 0.76$ 0.99$ 2.09$ Plus after-tax adjustments: (0.03) (0.01) (0.03) - Realized gains (losses) on investments 0.85 (0.40) (1.94) (1.55) Non-credit impairment unrealized fair value gains (losses) on credit derivatives Fair value gains (losses) on committed capital securities 0.01 - (0.03) - Foreign exchange gains (losses) on remeasurement of premiums receivable and loss and LAE reserves 0.02 0.02 0.06 0.07 0.54 (0.62) 0.37 (0.09) Effect of consolidating FG VIEs Net income (loss) 2.01$ (0.23)$ (0.58)$ (0.51)$ Effective tax rate on operating income 29.9% 20.9% 25.7% 25.5% Effective tax rate on net income 32.0% 52.9% 25.0% 21.1% Return on equity ("ROE") calculations 1, 2: ROE, excluding unrealized gain (loss) on investment portfolio 36.9% (4.7)% (4.9)% 5.3% Operating ROE 8.5% 11.5% 6.9% 16.0% New Business: Gross par written 4,705.0$ 4,373.0$ 9,586.0$ 6,692.0$ Present value of new business production ("PVP") 3 49.6$ 51.9$ 105.9$ 104.4$ As of Other information: June 30, 2012 December 31, 2011 Net debt service outstanding 835,088$ 845,665$ Net par outstanding 552,934 558,048 Claims paying resources 4 12,955 12,839 1. Effective January 1, 2012, the Company adopted, and applied retroactively, new guidance on acquisition costs. See page 37 for the effect of that adoption on prior periods' results. 2. Quarterly ROE calculations represent annualized returns. 3. Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement. 4. See page 7 for additional detail on claims paying resources.

Assured Guaranty Ltd. Consolidated Statements of Operations (dollars and shares in millions, except per share amounts) Six Months Ended Three Months Ended June 30, June 30, 2012 2011 (1) 2012 2011 (1) Revenues: Net earned premiums 219.3$ 230.0$ 413.0$ 484.0$ Net investment income 101.6 102.6 199.4 200.0 Net realized investment gains (losses) (3.1) (5.1) (1.8) (2.3) Net change in fair value of credit derivatives: Realized gains (losses) and other settlements (22.7) (10.8) (79.6) 24.6 Net unrealized gains (losses) 283.4 (54.0) (350.4) (325.6) Net change in fair value of credit derivatives 260.7 (64.8) (430.0) (301.0) Fair value gains (losses) on committed capital securities 4.3 0.6 (9.6) 1.1 Fair value gains (losses) on FG VIEs 172.4 (174.3) 135.8 (54.7) Other income 4.3 27.3 95.3 68.2 Total revenues 759.5 116.3 402.1 395.3 Expenses: Loss and loss adjustment expenses 122.5 123.9 369.3 98.4 Amortization of deferred acquisition costs 4.5 5.8 9.9 9.5 Interest expense 25.4 24.7 50.1 49.5 Other operating expenses 53.5 53.2 114.8 116.0 Total expenses 205.9 207.6 544.1 273.4 Income (loss) before income taxes 553.6 (91.3) (142.0) 121.9 Provision (benefit) for income taxes 177.1 (48.2) (35.5) 25.7 Net income (loss) 376.5$ (43.1)$ (106.5)$ 96.2 Less after-tax adjustments: Realized gains (losses) on investments (4.8) (2.8) (5.5) (0.9) Non-credit impairment unrealized fair value gains (losses) on credit derivatives 159.4 (73.6) (357.6) (291.3) Fair value gains (losses) on committed capital securities 2.9 0.4 (6.2) 0.7 Foreign exchange gains (losses) on remeasurement of premiums receivable and loss and LAE reserves 3.7 3.8 10.2 13.0 Effect of consolidating FG VIEs 101.3 (114.3) 67.4 (16.1) Operating income 114.0$ 143.4$ 185.2$ 390.8$ Weighted average shares outstanding Basic shares outstanding 186.3 184.2 184.4 184.0 Diluted shares outstanding 2 187.0 184.2 184.4 187.4 Shares outstanding at the end of period3 194.0 184.2 Effect of refundings and accelerations, net Net earned premiums from refundings and accelerations 68.2$ 21.0$ 104.8$ 50.6$ Operating income effect 45.0 14.3 69.9 34.1 Operating income per diluted share effect 0.24 0.08 0.37 0.18 1. Effective January 1, 2012, the Company adopted, and applied retroactively, new guidance on acquisition costs. See page 37 for the effect of that adoption on prior periods' results. 2. Non-GAAP diluted shares outstanding were 187.0 million and 187.6 million for the three months ended June 30, 2012 and 2011, respectively and 186.6 million and 187.4 million for the six months ended June 30, 2012 and June 30, 2011, respectively. 3. On June 1, 2012, AGL issued 13.4 million common shares in connection with the 3,450,000 equity units it issued in June 2009. Each of the equity units included a forward purchase contract under which the holders were required to purchase such common shares for an aggregate purchase price of $172.5 million. As a result of the settlement of the forward purchase contracts, the equity units ceased to exist. Note: Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.

Assured Guaranty Ltd. Net Income (Loss) Reconciliation to Operating Income (1 of 2) (in millions) Three Months Ended Three Months Ended June 30, 2012 June 30, 2011 GAAP Income Statement As Reported Less: Operating Income Adjustments Non-GAAP Operating Income Results GAAP Income Statement As Reported (1) Less: Operating Income Adjustments Non-GAAP Operating Income Results (1) Revenues: Net earned premiums 219.3$ (15.5)$ (2) 234.8$ 230.0$ (18.3)$ (2) 248.3$ Net investment income 101.6 3.8 (2) 97.8 102.6 (0.4) (2) 103.0 Net realized investment gains (losses) (3.1) (5.4) (3) 2.3 (5.1) (5.1) (3) - Net change in fair value of credit derivatives: Realized gains (losses) and other settlements (22.7) (22.7) - (10.8) (10.8) - Net unrealized gains (losses) 283.4 283.4 - (54.0) (54.0) - Credit derivative revenues - (34.2) 34.2 - (48.4) 48.4 Net change in fair value of credit derivatives 260.7 226.5 (4) 34.2 (64.8) (113.2) (4) 48.4 Fair value gain (loss) on committed capital securities 4.3 4.3 (5) - 0.6 0.6 (5) - Fair value gains (losses) on FG VIEs 172.4 172.4 (2) - (174.3) (174.3) (2) - Other income 4.3 6.0 (6) (1.7) 27.3 29.9 (6) (2.6) Total revenues 759.5 392.1 367.4 116.3 (280.8) 397.1 Expenses: Loss expense: Financial guaranty insurance 122.5 0.5 (2) 122.0 123.9 (16.9) (2) 140.8 Credit derivatives - 0.6 (4) (0.6) - 8.5 (4) (8.5) Amortization of deferred acquisition costs 4.5 - 4.5 5.8 - 5.8 Interest expense 25.4 - 25.4 24.7 - 24.7 Other operating expenses 53.5 - 53.5 53.2 - 53.2 Total expenses 205.9 1.1 204.8 207.6 (8.4) 216.0 Income (loss) before income taxes 553.6 391.0 162.6 (91.3) (272.4) 181.1 Provision (benefit) for income taxes 177.1 128.5 (7) 48.6 (48.2) (85.9) (7) 37.7 Net income (loss) 376.5$ 262.5$ 114.0$ (43.1)$ (186.5)$ 143.4$ 1. Effective January 1, 2012, the Company adopted, and applied retroactively, new guidance on acquisition costs. See page 37 for the effect of that adoption on prior periods' results. 2. Adjustments primarily related to elimination of the effects of consolidating FG VIEs. 3. Adjustments to eliminate realized gains (losses) on available-for-sale investments. 4. Adjustments to eliminate non-economic fair value gains (losses) on credit derivatives and reclassification to revenues and loss expense. 5. Adjustments to eliminate fair value gain (loss) on committed capital securities. 6. Adjustments primarily related to elimination of foreign exchange gains (losses) on revaluation of net premiums receivable and reclassification of termination fees on credit derivative contracts. 7. Tax effect of the above adjustments. Note: Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.

Assured Guaranty Ltd. Net Income (Loss) Reconciliation to Operating Income (2 of 2) (in millions) Six Months Ended Six Months Ended June 30, 2012 June 30, 2011 GAAP Income Statement As Reported Less: Operating Income Adjustments Non-GAAP Operating Income Results GAAP Income Statement As Reported (1) Less: Operating Income Adjustments Non-GAAP Operating Income Results (1) Revenues: Net earned premiums 413.0$ (32.5)$ (2) 445.5$ 484.0$ (37.4)$ (2) 521.4$ Net investment income 199.4 5.7 (2) 193.7 200.0 (0.7) (2) 200.7 Net realized investment gains (losses) (1.8) (5.9) (3) 4.1 (2.3) (2.3) (3) - Net change in fair value of credit derivatives: Realized gains (losses) and other settlements (79.6) (79.6) - 24.6 24.6 - Net unrealized gains (losses) (350.4) (350.4) - (325.6) (325.6) - Credit derivative revenues (63.0) 63.0 - (109.4) 109.4 Net change in fair value of credit derivatives (430.0) (493.0) (4) 63.0 (301.0) (410.4) (4) 109.4 Fair value gain (loss) on committed capital securities (9.6) (9.6) (5) - 1.1 1.1 (5) - Fair value gains (losses) on FG VIEs 135.8 135.8 (2) - (54.7) (54.7) (2) - Other income 95.3 8.7 (6) 86.6 68.2 42.8 (6) 25.4 Total revenues 402.1 (390.8) 792.9 395.3 (461.6) 856.9 Expenses: Loss expense: Financial guaranty insurance 369.3 (1.8) (2) 371.1 98.4 (67.6) (2) 166.0 Credit derivatives - 2.3 (4) (2.3) - 8.4 (4) (8.4) Amortization of deferred acquisition costs 9.9 - 9.9 9.5 - 9.5 Interest expense 50.1 - 50.1 49.5 - 49.5 Other operating expenses 114.8 - 114.8 116.0 - 116.0 Total expenses 544.1 0.5 543.6 273.4 (59.2) 332.6 Income (loss) before income taxes (142.0) (391.3) 249.3 121.9 (402.4) 524.3 Provision (benefit) for income taxes (35.5) (99.6) (7) 64.1 25.7 (107.8) (7) 133.5 Net income (loss) (106.5)$ (291.7)$ 185.2$ 96.2$ (294.6)$ 390.8$ 1. Effective January 1, 2012, the Company adopted, and applied retroactively, new guidance on acquisition costs. See page 37 for the effect of that adoption on prior periods' results. 2. Adjustments primarily related to elimination of the effects of consolidating FG VIEs. 3. Adjustments to eliminate realized gains (losses) on available-for-sale investments. 4. Adjustments to eliminate non-economic fair value gains (losses) on credit derivatives and reclassification to revenues and loss expense. 5. Adjustments to eliminate fair value gain (loss) on committed capital securities. 6. Adjustments primarily related to elimination of foreign exchange gains (losses) on revaluation of net premiums receivable and reclassification of termination fees on credit derivative contracts. 7. Tax effect of the above adjustments. Note: Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.

Assured Guaranty Ltd. Consolidated Balance Sheets (in millions) As of : June 30, December 31, 2012 2011 (1) Assets: Investment portfolio: Fixed maturity securities, available-for-sale, at fair value 10,207.5$ 10,141.9$ Short-term investments, at fair value 919.8 734.0 Other invested assets 194.4 222.9 Total investment portfolio 11,321.7 11,098.8 Cash 175.3 214.5 Premiums receivable, net of ceding commissions payable 964.1 1,002.9 Ceded unearned premium reserve 590.8 708.9 Deferred acquisition costs 126.8 132.4 Reinsurance recoverable on unpaid losses 170.5 69.3 Salvage and subrogation recoverable 376.8 367.7 Credit derivative assets 429.9 468.9 Deferred tax asset, net 815.1 803.5 Current income tax receivable 63.2 76.4 FG VIE assets, at fair value 2,726.0 2,819.1 Other assets 314.3 262.3 Total assets 18,074.5$ 18,024.7$ Liabilities and shareholders' equity: Liabilities: Unearned premium reserve 5,583.4$ 5,962.8$ Loss and loss adjustment expense reserve 995.2 679.0 Reinsurance balances payable, net 186.7 171.0 Long-term debt 846.4 1,038.3 Credit derivative liabilities 2,095.9 1,772.8 FG VIE liabilities with recourse, at fair value 2,239.0 2,396.9 FG VIE liabilities without recourse, at fair value 1,042.3 1,061.5 Other liabilities 361.5 290.8 Total liabilities 13,350.4 13,373.1 Shareholders' equity: Common stock 1.9 1.8 Additional paid-in capital 2,720.0 2,569.9 Retained earnings 1,568.4 1,708.0 Accumulated other comprehensive income 429.4 367.5 Deferred equity compensation 4.4 4.4 Total shareholders' equity 4,724.1 4,651.6 Total liabilities and shareholders' equity 18,074.5$ 18,024.7$ 1. Effective January 1, 2012, the Company adopted, and applied retroactively, new guidance on acquisition costs. See page 37 for the effect of that adoption on prior periods' results.

Assured Guaranty Ltd. Adjusted Book Value (dollars in millions, except per share amounts) As of : June 30, 2012 December 31, 2011 (1) Total Per share (2) Total Per share Reconciliation of shareholders' equity to adjusted book value: Shareholders' equity 4,724.1$ 24.36$ 4,651.6$ 25.52$ Less after-tax adjustments: Effect of consolidating FG VIEs (339.3) (1.75) (405.2) (2.22) Non-credit impairment unrealized fair value gains (losses) on credit derivatives (862.2) (4.44) (498.0) (2.74) Fair value gains (losses) on committed capital securities 28.8 0.15 35.0 0.19 Unrealized gain (loss) on investment portfolio excluding foreign exchange effect 386.2 1.99 318.4 1.75 Operating shareholders' equity 5,510.6$ 28.41$ 5,201.4$ 28.54$ After-tax adjustments: Less: Deferred acquisition costs 170.9 0.88 174.1 0.95 Plus: Net present value of estimated net future credit derivative revenue 258.2 1.33 302.3 1.66 Plus: Net unearned premium reserve on financial guaranty contracts in excess of expected loss to be expensed 3,516.1 18.13 3,658.0 20.07 Adjusted book value 9,114.0$ 46.99$ 8,987.6$ 49.32$ 1. Effective January 1, 2012, the Company adopted, and applied retroactively, new guidance on acquisition costs. See page 37 for the effect of that adoption on prior periods' results. 2. On June 1, 2012, AGL issued 13.4 million common shares in connection with the 3,450,000 equity units it issued in June 2009. Each of the equity units included a forward purchase contract under which the holders were required to purchase such common shares for an aggregate purchase price of $172.5 million. As a result of the settlement of the forward purchase contracts, the equity units ceased to exist. Note: Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.

Assured Guaranty Ltd. Claims Paying Resources (dollars in millions) As of June 30, 2012 Assured Guaranty Municipal Corp. Assured Guaranty Corp. Assured Guaranty Re Ltd.1 Municipal and Infrastructure Assurance Corporation 2 Eliminations 3 Consolidated Claims paying resources Policyholders' surplus 1,034$ 947$ 1,112$ 76$ (300)$ 2,869$ Contingency reserve 2,135 766 - - - 2,901 Qualified statutory capital 3,169 1,713 1,112 76 (300) 5,770 Unearned premium reserve 2,205 804 1,019 - - 4,028 Loss and LAE reserves 4, 5 333 353 345 - - 1,031 Total policyholders' surplus and reserves 5,707 2,870 2,476 76 (300) 10,829 Present value of installment premium 5 487 375 229 - - 1,091 Standby line of credit/stop loss 200 200 200 - - 600 Excess of loss reinsurance facility 435 435 - - (435) 435 Total claims paying resources 6,829$ 3,880$ 2,905$ 76$ (735)$ 12,955$ Net par outstanding 6 306,981$ 100,607$ 127,962$ -$ (1,543)$ 534,007$ Net debt service outstanding 6 464,022$ 147,993$ 206,225$ -$ (3,645)$ 814,595$ Ratios: Net par outstanding to qualified statutory capital 97:1 59:1 115:1 N/A 93:1 Capital ratio 7 146:1 86:1 185:1 N/A 141:1 Financial resources ratio 8 68:1 38:1 71:1 N/A 63:1 1. Assured Guaranty Re Ltd. ("AG Re") numbers represent the Company's estimate of U.S. statutory accounting practices prescribed or permitted by insurance regulatory authorities. 2. Assured Guaranty US Holdings Inc. acquired Municipal and Infrastructure Assurance Corporation ("MIAC") from Radian Asset Assurance Inc. on May 31, 2012. As of June 30, 2012, MIAC has not written any business. 3. In 2009, Assured Guaranty Corp. ("AGC") issued a $300.0 million note payable to Assured Guaranty Municipal Corp. ("AGM"). Net par and net debt service outstanding eliminations relate to second-to-pay policies under which an Assured Guaranty insurance subsidiary guarantees an obligation already insured by another Assured Guaranty insurance subsidiary. 4. Reserves are reduced by approximately $1.4 billion for benefit related to representation and warranty recoverables. 5. Includes financial guaranty insurance and credit derivatives. 6. Net par outstanding and net debt service outstanding are presented on a statutory basis. Under statutory accounting, such amounts would be reduced both when an outstanding issue is legally defeased (i.e., an issuer has legally discharged its obligations with respect to a municipal security by satisfying conditions set forth in defeasance provisions contained in transaction documents and is no longer responsible for the payment of debt service with respect to such obligations) and when such issue is economically defeased (i.e., transaction documents for a municipal security do not contain defeasance provisions but the issuer establishes an escrow account with U.S. government securities in amounts sufficient to pay the refunded bonds when due; the refunded bonds are not considered paid and continue to be outstanding under the transaction documents and the issuer remains responsible to pay debt service when due to the extent monies on deposit in the escrow account are insufficient for such purpose). 7. The capital ratio is calculated by dividing net debt service outstanding by qualified statutory capital. 8. The financial resources ratio is calculated by dividing net debt service outstanding by total claims paying resources.

Assured Guaranty Ltd. New Business Production (in millions) Six Months Ended Three Months Ended June 30, June 30, 2012 2011 2012 2011 Consolidated new business production analysis: PVP Public finance - U.S.: Assumed from Radian -$ -$ 21.9$ -$ Primary markets 44.2 36.0 71.4 62.7 Secondary markets 2.8 8.8 6.1 16.1 Public finance - non-U.S.: - Primary markets 1.1 - 1.1 - Secondary markets - - - - Structured finance - U.S. 1.5 7.1 5.4 18.4 Structured finance - non-U.S. - - - 7.2 Total PVP 49.6$ 51.9$ 105.9$ 104.4$ Total PVP 49.6$ 51.9$ 105.9$ 104.4$ Less: PVP of credit derivatives - - - - PVP of financial guaranty insurance 49.6 51.9 105.9 104.4 Less: financial guaranty installment premium PVP 2.9 5.9 6.9 24.6 Total: financial guaranty upfront gross written premiums ("GWP") 46.7 46.0 99.0 79.8 Plus: financial guaranty installment GWP 1 (16.0) (29.0) 20.1 (74.3) Total GWP 30.7$ 17.0$ 119.1$ 5.5$ Consolidated financial guaranty gross par written: Public finance - U.S.: Assumed from Radian -$ -$ 1,797$ -$ Primary markets 4,497 3,292 7,399 5,178 Secondary markets 173 356 317 689 Public finance - non-U.S.: Primary markets 35 - 35 - Secondary markets - - - - Structured finance - U.S. - 725 38 825 Structured finance - non-U.S. - - - - Total 4,705$ 4,373$ 9,586$ 6,692$ 1. Represents present value of new business on installment policies plus GWP adjustment on existing installment deals due to changes in assumptions and any cancellations of assumed reinsurance contracts. Note: Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.

Assured Guaranty Ltd. Financial Guaranty Gross Par Written (in millions) Financial Guaranty Gross Par Written by Asset Type Three Months Ended Six Months Ended June 30, 2012 June 30, 2012 Sector: Gross Par Written Avg. Internal Rating Gross Par Written Avg. Internal Rating U.S. public finance: General obligation 2,972$ A- 6,429$ A- Municipal utilities 695 A- 1,049 A- Tax backed 502 A- 835 A Higher education 237 A- 523 A- Healthcare 160 A- 392 A- Transportation 66 A- 211 A- Other public finance 38 A 74 A Total U.S. public finance 4,670 A- 9,513 A- Non-U.S. public finance: Total non-U.S. public finance 35 BBB- 35 BBB- Total public finance 4,705$ A- 9,548$ A- U.S. structured finance: Other structure finance -$ - 38$ A- Total U.S. structured finance - - 38 A- Non-U.S. structured finance: Total non-U.S. structured finance - - - Total structured finance -$ - 38$ A- Total gross par written 4,705$ A- 9,586$ A- Note: Please refer to the Glossary for a description of internal ratings and sectors.

Assured Guaranty Ltd. New Business Production by Quarter (in millions) Six Months 1Q-11 2Q-11 3Q-11 4Q-11 1Q-12 2Q-12 2011 2012 PVP: Public finance - U.S.: Assumed from Radian -$ -$ -$ -$ 21.9$ -$ -$ 21.9$ Primary markets 26.7 36.0 33.7 51.6 27.2 44.2 62.7 71.4 Secondary markets 7.3 8.8 5.9 3.0 3.3 2.8 16.1 6.1 Public finance - non-U.S.: Primary markets - - - 2.7 - 1.1 - 1.1 Secondary markets - - - - - - - - Structured finance - U.S. 11.3 7.1 11.2 30.2 3.9 1.5 18.4 5.4 Structured finance - non-U.S. 7.2 - - - - - 7.2 - Total PVP 52.5$ 51.9$ 50.8$ 87.5$ 56.3$ 49.6$ 104.4$ 105.9$ Total PVP 52.5$ 51.9$ 50.8$ 87.5$ 56.3$ 49.6$ 104.4$ 105.9$ Less: PVP of credit derivatives - - - - - - - PVP of financial guaranty insurance 52.5 51.9 50.8 87.5 56.3 49.6 104.4 105.9 Less: financial guaranty installment premium PVP 18.7 5.9 11.3 32.9 4.0 2.9 24.6 6.9 Total: financial guaranty upfront GWP 33.8 46.0 39.5 54.6 52.3 46.7 79.8 99.0 Plus: financial guaranty installment GWP 1 (45.3) (29.0) (17.9) 45.1 36.1 (16.0) (74.3) 20.1 Total GWP (11.5)$ 17.0$ 21.6$ 99.7$ 88.4$ 30.7$ 5.5$ 119.1$ Consolidated financial guaranty gross par written2: Public finance - U.S.: Assumed from Radian -$ -$ -$ -$ 1,797$ -$ -$ 1,797$ Primary markets 1,886 3,292 4,078 4,759 2,902 4,497 5,178 7,399 Secondary markets 333 356 264 124 144 173 689 317 Public finance - non-U.S.: - - Primary markets - - - 127 - 35 - 35 Secondary markets - - - - - - - - Structured finance - U.S. 100 725 266 582 38 - 825 38 Structured finance - non-U.S. - - - - - - - - Total 2,319$ 4,373$ 4,608$ 5,592$ 4,881$ 4,705$ 6,692$ 9,586$ 1. Represents present value of new business on installment policies plus GWP adjustment on existing installment deals due to changes in assumptions and any cancellations of assumed reinsurance contracts. 2. Includes committed amount including undrawn revolvers. Note: Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.

Assured Guaranty Ltd. Available-for-Sale Investment Portfolio and Cash As of June 30, 2012 (dollars in millions) Pre-Tax After-Tax Annualized Amortized Book Book Fair Investment Cost Yield Yield Value Income1 Investment portfolio, available-for-sale: Fixed maturity securities: U.S. Treasury securities and obligations of U.S. government agencies 437.0$ 2.33% 1.75% 462.5$ 10.2$ Agency obligations 324.4 3.79% 3.14% 365.6 12.3 Foreign government securities 287.7 2.97% 1.95% 300.2 8.5 Obligations of states and political subdivisions 3,772.0 3.99% 3.77% 4,073.7 150.5 Insured obligations of state and political subdivisions 2 1,471.4 4.79% 4.53% 1,603.0 70.5 Corporate securities 967.4 3.55% 2.96% 1,032.1 34.3 Mortgage-backed securities ("MBS") 3: Residential MBS ("RMBS") 4 1,562.0 4.96% 3.96% 1,477.9 77.5 Commercial MBS ("CMBS") 455.9 4.08% 3.44% 486.5 18.6 Asset-backed securities 5 480.9 8.01% 5.57% 488.3 38.5 Total fixed maturity securities 9,758.7 4.31% 3.74% 10,289.8 420.9 Short-term investments 895.4 0.09% 0.06% 896.0 0.8 Cash6 170.5 - - 170.5 - Total 10,824.6$ 3.96% 3.43% 11,356.3$ 421.7$ Less: FG VIEs 111.4 8.93% 5.81% 53.7 9.9 Total 10,713.2$ 3.88% 3.40% 11,302.6$ 411.8$ Fair Ratings 7: Value % of Portfolio U.S. Treasury securities and obligations of U.S. government agencies 462.5$ 4.5% Agency obligations 365.6 3.5% AAA/Aaa 1,909.5 18.5% AA/Aa 5,493.9 53.4% A/A 1,489.4 14.5% BBB 18.8 0.2% Below investment grade ("BIG") 8 532.3 5.2% Not rated 8 17.8 0.2% Total fixed maturity securities, available-for-sale 10,289.8$ 100.0% Less: FG VIEs 82.3 Total fixed maturity securities, available-for-sale 10,207.5$ Duration of available-for-sale investment portfolio (in years): 4.7 Average ratings of available-for-sale investment portfolio AA 1. Represents annualized investment income based on amortized cost and pre-tax book yields. 2. Reflects obligations of state and local political subdivisions that have been insured by other financial guarantors. The underlying ratings of these bonds, after giving effect to the lower of the rating assigned by Standard & Poor's Ratings Services ("S&P") or Moody's Investors Service, Inc. ("Moody's"), average AA-. Includes $310.7 million insured by AGC and AGM. 3. Includes $75.3 million in U.S. subprime RMBS, which has an average rating of BIG. 4. Includes investments purchased for loss mitigation purposes. 5. Contains no collateralized debt obligations ("CDOs") of asset-backed securities ("ABS"). 6. Represents operating cash and is not included in yield calculations. 7. Ratings are represented by the lower of the Moody's and S&P classifications except for bonds purchased for loss mitigation or risk management strategies which use internal ratings classifications. 8. Included in the investment portfolio are securities purchased or obtained as part of loss mitigation or other risk management strategies of $1,764.1 million in par with carrying value of $532.4 million.

Assured Guaranty Ltd. Estimated Net Exposure Amortization 1 and Estimated Future Net Premium and Credit Derivative Revenues (in millions) Financial Guaranty Insurance 2 Estimated Future Estimated Net Ending Net Expected PV Future Net Credit Debt Service Debt Service Net Earned Accretion of Premiums Derivative Amortization Outstanding Premiums 3 Discount Earned Revenues 4 Total 2012 (as of June 30) 835,088$ 2012 Q3 18,994$ 816,094 137.9$ 6.4$ 144.3$ 29.7$ 174.0$ 2012 Q4 16,755 799,339 131.0 6.4 137.4 26.5 163.9 2013 65,043 734,296 472.9 23.8 496.7 92.8 589.5 2014 65,832 668,464 434.7 22.0 456.7 67.1 523.8 2015 55,361 613,103 384.6 20.3 404.9 46.2 451.1 2016 44,053 569,050 349.1 18.9 368.0 36.5 404.5 2012-2016 266,038 569,050 1,910.2 97.8 2,008.0 298.8 2,306.8 2017-2021 186,497 382,553 1,325.7 75.0 1,400.7 99.4 1,500.1 2022-2026 149,568 232,985 834.5 49.6 884.1 53.8 937.9 2027-2031 102,868 130,117 505.6 30.9 536.5 40.4 576.9 After 2031 130,117 - 512.0 26.3 538.3 45.0 583.3 Total 835,088$ 5,088.0$ 279.6$ 5,367.6$ 537.4$ 5,905.0$ 1. Represents the future expected amortization of current debt service outstanding (principal and interest), assuming no advance refundings, as of June 30, 2012. Actual amortization differs from expected maturities because borrowers may have the right to call or prepay guaranteed obligations and because of management's assumptions on structured finance amortization. 2. See page 14 for "Present Value of Financial Guaranty Insurance Net Expected Loss to be Expensed” 3. Excludes $381.4 million in expected present value of net earned premiums related to FG VIEs. 4. Excludes contracts with credit impairment.

Assured Guaranty Ltd. Expected Amortization of Net Par Outstanding (in millions) Structured Finance Estimated Net Par Amortization U.S. and Other Estimated Non-U.S. Pooled U.S. Financial Structured Ending Net Par Corporate RMBS Products 1 Finance Total Outstanding 2012 (as of June 30) 104,288$ 2012 Q3 3,805$ 1,353$ 260$ 453$ 5,871$ 98,417 2012 Q4 2,105 1,183 111 815 4,214 94,203 2013 12,648 3,585 678 2,079 18,990 75,213 2014 18,273 2,420 519 1,860 23,072 52,141 2015 9,658 1,992 281 2,975 14,906 37,235 2016 3,750 1,754 164 1,271 6,939 30,296 2012-2016 50,239 12,287 2,013 9,453 73,992 30,296 2017-2021 8,878 4,307 320 2,816 16,321 13,975 2022-2026 562 1,812 471 1,831 4,676 9,299 2027-2031 430 693 673 777 2,573 6,726 After 2031 2,770 793 757 2,406 6,726 - Total structured finance 62,879$ 19,892$ 4,234$ 17,283$ 104,288$ Public Finance Estimated Estimated Net Par Ending Net Par Amortization Outstanding 2012 (as of June 30) 448,646$ 2012 Q3 7,315$ 441,331 2012 Q4 6,700 434,631 2013 24,039 410,592 2014 22,254 388,338 2015 21,273 367,065 2016 19,079 347,986 2012-2016 100,660 347,986 2017-2021 94,784 253,202 2022-2026 92,360 160,842 2027-2031 67,907 92,935 After 2031 92,935 - Total public finance 448,646$ Net par outstanding (end of period): 1Q-11 2Q-11 3Q-11 4Q-11 1Q-12 2Q-12 Public finance - U.S. 417,367$ 413,274$ 408,065$ 403,073$ 416,499$ 409,877$ Public finance - non-U.S. 41,828 41,226 39,267 39,046 39,913 38,769 Structured finance - U.S. 113,108 103,978 97,969 92,234 87,784 83,430 Structured finance - non-U.S. 29,984 28,718 26,424 23,695 22,902 20,858 Total 602,287$ 587,196$ 571,725$ 558,048$ 567,098$ 552,934$ 1. See Glossary for description of financial products.

Assured Guaranty Ltd. Present Value ("PV") of Financial Guaranty Insurance Net Expected Loss to be Expensed As of June 30, 2012 (in millions) Net Expected Loss to be Expensed 1 Operating 2 GAAP 2 2012 Q3 18.4$ 16.2$ 2012 Q4 18.7 14.9 2013 75.3 61.0 2014 66.2 48.6 2015 54.6 38.0 2016 48.7 33.7 2012-2016 281.9 212.4 2017-2021 191.6 142.1 2022-2026 100.1 78.5 2027-2031 64.5 39.5 After 2031 61.9 30.7 Total expected PV of net expected loss to be expensed 700.0 503.2 Discount 303.1 275.6 Total future value 1,003.1$ 778.8$ 1. The expected present value of net loss to be expensed is discounted by weighted-average risk free rates ranging from 0.0% to 3.04% for U.S. dollar denominated obligations. 2. Operating income includes net expected loss to be expensed on consolidated FG VIEs. Losses on consolidated FG VIEs are eliminated for GAAP.

Assured Guaranty Ltd. Financial Guaranty Profile (1 of 4) (in millions) Net Par Outstanding and Average Rating by Asset Type December 31, 2011 June 30, 2012 Net Par Outstanding Avg. Internal Rating Net Par Outstanding Avg. Internal Rating U.S. public finance: General obligation 176,644$ A+ 173,061$ A+ Tax backed 79,234 A+ 78,006 A+ Municipal utilities 64,867 A 65,204 A Transportation 37,091 A 35,396 A Healthcare 19,934 A 19,495 A Higher education 16,076 A+ 15,677 A+ Housing 5,593 AA- 5,696 AA- Infrastructure finance 4,228 BBB 4,110 BBB Investor-owned utilities 1,109 A- 1,124 A- Other public finance 5,101 A 5,304 A- Total U.S. public finance 409,877 A+ 403,073 A+ Non-U.S. public finance: Infrastructure finance 15,363 BBB 15,405 BBB Regulated utilities 12,922 BBB+ 13,260 BBB+ Pooled infrastructure 3,114 AA- 3,130 AA- Other public finance 7,370 A 7,251 A+ Total non-U.S. public finance 38,769 BBB+ 39,046 BBB+ Total public finance 448,646$ A 442,119$ A U.S. structured finance: Pooled corporate obligations 47,217$ AAA 51,520$ AAA RMBS 19,892 BB+ 21,567 BB+ CMBS and other commercial real estate related exposures 4,470 AAA 4,774 AAA Financial products 4,234 AA- 5,217 AA- Consumer receivables 3,316 A+ 4,326 AA- Insurance securitizations 1,790 A+ 1,893 A+ Commercial receivables 964 BBB 1,214 BBB Structured credit 315 CCC+ 424 B- Other structured finance 1,232 BBB+ 1,299 A- Total U.S. structured finance 83,430 AA- 92,234 AA- Non-U.S. structured finance: Pooled corporate obligations 15,662 AAA 17,731 AAA Commercial receivables 1,588 A- 1,865 A- RMBS 1,425 AA 1,598 AA Insurance securitizations 923 CCC- 964 CCC- Structured credit 786 BBB 979 BBB CMBS and other commercial real estate related exposures 97 AAA 180 AAA Other structured finance 377 Super Senior 378 Super Senior Total non-U.S. structured finance 20,858 AA 23,695 AA Total structured finance 104,288$ AA- 115,929$ AA- Total net par outstanding 552,934$ A+ 558,048$ A+ Note: Please refer to the Glossary for an explanation of net par outstanding, internal ratings and sectors.

Assured Guaranty Ltd. Financial Guaranty Profile (2 of 4) As of June 30, 2012 (dollars in millions) Distribution by Ratings of Financial Guaranty Portfolio Structured Finance - Non-U.S. Consolidated Structured Finance - U.S. Public Finance - U.S. Public Finance - Non-U.S. Ratings: Net Par Outstanding % Net Par Outstanding % Net Par Outstanding1 % Net Par Outstanding % Net Par Outstanding % Super senior -$ 0.0% 1,109$ 2.8% 15,157$ 18.2% 4,777$ 22.9% 21,043$ 3.8% AAA 4,771 1.2% 1,388 3.6% 32,947 39.5% 9,225 44.2% 48,331 8.7% AA 136,709 33.3% 998 2.6% 10,416 12.5% 889 4.3% 149,012 27.0% A 220,154 53.7% 10,657 27.5% 4,692 5.6% 1,352 6.5% 236,855 42.8% BBB 43,836 10.7% 22,102 57.0% 4,201 5.0% 2,740 13.1% 72,879 13.2% BIG 4,407 1.1% 2,515 6.5% 16,017 19.2% 1,875 9.0% 24,814 4.5% Total net par outstanding 409,877$ 100.0% 38,769$ 100.0% 83,430$ 100.0% 20,858$ 100.0% 552,934$ 100.0% 1. As of March 31, 2012, the Company reclassified as AA 80% of the net par outstanding of those first lien transactions that are covered by the Bank of America Agreement and that the Company otherwise internally rated below AA. The Company reclassified those amounts as AA exposure due to the eligible assets that Bank of America has placed in trust in order to collateralize its reimbursement obligation relating to such first lien transactions. Note: Please refer to the Glossary for an explanation of net par outstanding, internal ratings and sectors.

Assured Guaranty Ltd. Financial Guaranty Profile (3 of 4) As of June 30, 2012 (dollars in millions) Geographic Distribution of Financial Guaranty Portfolio U.S.: Net Par Public finance: Outstanding % of Total California 59,200$ 10.7% New York 34,442 6.2% Pennsylvania 31,665 5.7% Texas 31,110 5.6% Illinois 26,457 4.8% Florida 26,074 4.7% New Jersey 17,160 3.1% Michigan 15,869 2.9% Massachusetts 11,805 2.1% Washington 10,309 1.9% Other states 145,786 26.4% Total public finance 409,877 74.1% Structured finance (multiple states) 83,430 15.1% Total U.S. 493,307 89.2% Non-U.S.: United Kingdom 23,477 4.2% Australia 8,146 1.5% Canada 4,357 0.8% France 3,659 0.7% Italy 2,263 0.4% Other 17,725 3.2% Total non-U.S. 59,627 10.8% Total net par outstanding 552,934$ 100.0%

Assured Guaranty Ltd. Financial Guaranty Profile (4 of 4) As of June 30, 2012 (dollars in millions) Net Economic Exposure to Selected European Countries Greece Hungary Ireland Italy Portugal Spain Total Sovereign and sub-sovereign exposure: Public finance 276$ -$ -$ 977$ 110$ 257$ 1,620$ Infrastructure finance - 430 23 322 99 165 1,039 Total sovereign and sub-sovereign exposure 276 430 23 1,299 209 422 2,659 Non-sovereign exposure: Regulated utilities - - - 222 - 12 234 RMBS - 215 133 489 - - 837 Commercial receivables - 1 19 26 14 18 78 Pooled corporate obligations 31 - 208 227 14 492 972 Total non-sovereign exposure 31 216 360 964 28 522 2,121 Total 307$ 646$ 383$ 2,263$ 237$ 944$ 4,780$ Total BIG 276$ 516$ 8$ 238$ 127$ 391$ 1,556$ Note: While the Company’s exposures are shown in U.S. dollars, the obligations the Company insures are in various currencies, including U.S. dollars, Euros and British pounds sterling. Included in the tables above is $133 million of reinsurance assumed on a 2004 - 2006 pool of Irish residential mortgages that is part of the Company’s remaining legacy mortgage reinsurance business. One of the residential mortgage-backed securities included in the table above includes residential mortgages in both Italy and Germany, and only the portion of the transaction equal to the portion of the original mortgage pool in Italian mortgages is shown in the table.

Assured Guaranty Ltd. Direct Pooled Corporate Obligations Profile As of June 30, 2012 (dollars in millions) Distribution of Direct Pooled Corporate Obligations by Ratings Ratings: Net Par Outstanding % of Total Avg. Initial Credit Enhancement Avg. Current Credit Enhancement Super Senior 15,488$ 25.2% 31.9% 31.0% AAA 37,627 61.2% 30.5% 29.3% AA 2,060 3.4% 40.4% 37.1% A 493 0.8% 45.7% 44.6% BBB 2,242 3.6% 35.7% 27.9% BIG 3,566 5.8% 39.2% 21.3% Total exposures 61,476$ 100.0% 32.0% 29.6% Distribution of Direct Pooled Corporate Obligations by Asset Class Asset class: Net Par Outstanding % of Total Avg. Initial Credit Enhancement Avg. Current Credit Enhancement Avg. Rating CBOs/CLOs 36,190$ 58.9% 32.0% 31.8% AAA Synthetic investment grade pooled corporates 10,453 17.0% 20.9% 19.0% AAA Market value CDOs of corporates 4,156 6.8% 33.3% 28.5% AAA Synthetic high yield pooled corporates 3,961 6.4% 43.7% 37.5% AAA Trust preferred Banks and insurance 3,106 5.1% 46.6% 33.3% BBB- U.S. mortgage and real estate investment trusts 2,063 3.3% 49.9% 34.1% BB- European mortgage and real estate investment trusts 837 1.4% 36.7% 33.7% BBB- Other pooled corporates 710 1.1% 0.6% 0.3% BBB- Total exposures 61,476$ 100.0% 32.0% 29.6% AAA Note: Please refer to the Glossary for an explanation of internal ratings, performance indicators and sectors.

Assured Guaranty Ltd. Consolidated U.S. RMBS Profile As of June 30, 2012 (dollars in millions) Distribution of U.S. RMBS by Rating and Type of Exposure Ratings: Prime First Lien1 Closed End Seconds HELOC Alt-A First Lien1 Option ARMs1 Subprime First Lien1 Total Net Par Outstanding AAA 6$ 0$ 87$ 275$ -$ 2,357$ 2,725$ AA 124 128 169 507 482 1,627 3,036 A 2 0 261 10 36 874 1,183 BBB 49 - 23 297 115 538 1,022 BIG 510 869 2,981 3,850 1,359 2,358 11,925 Total exposures 690$ 997$ 3,520$ 4,939$ 1,991$ 7,754$ 19,892$ Distribution of U.S. RMBS by Year Insured 2 and Type of Exposure Year insured: Prime First Lien Closed End Seconds HELOC Alt-A First Lien Option ARMs Subprime First Lien Total Net Par Outstanding 2004 and prior 38$ 1$ 266$ 109$ 41$ 1,447$ 1,901$ 2005 172 - 796 607 89 226 1,892 2006 113 442 1,038 401 383 3,262 5,638 2007 367 555 1,421 2,462 1,396 2,724 8,925 2008 - - - 1,360 82 95 1,537 Total exposures 690$ 997$ 3,520$ 4,939$ 1,991$ 7,754$ 19,892$ Distribution of U.S. RMBS by Rating and Year Insured AAA AA A BBB BIG Year insured: Rated Rated Rated Rated Rated Total 2004 and prior 1,226$ 83$ 59$ 192$ 341$ 1,901$ 2005 159 228 - 74 1,430 1,892 2006 1,203 1,423 830 196 1,986 5,638 2007 6 1,302 294 478 6,845 8,925 2008 132 - - 82 1,323 1,537 Total exposures 2,725$ 3,036$ 1,183$ 1,022$ 11,925$ 19,892$ % of total 13.7% 15.3% 5.9% 5.1% 60.0% 100.0% 1. As of March 31, 2012, the Company reclassified as AA 80% of the net par outstanding of those first lien transactions that are covered by the Bank of America Agreement and that the Company otherwise internally rated below AA. The Company reclassified those amounts as AA exposure due to the eligible assets that Bank of America has placed into trust in order to collateralize its reimbursement obligation relating to such first lien transactions. 2. Assured Guaranty has not insured any U.S. RMBS transactions since 2008. Note: Please refer to the Glossary for a description of performance indicators and sectors.

Assured Guaranty Ltd. Direct U.S. RMBS Profile (1 of 2) As of June 30, 2012 (dollars in millions) Distribution of Direct U.S. RMBS Insured January 1, 2005 or Later by Exposure Type, Average Pool Factor, Subordination, Cumulative Losses and 60+ Day Delinquencies U.S. Prime First Lien Year insured: Net Par Outstanding Pool Factor Subordination Cumulative Losses 60+ Day Delinquencies Number of Transactions 2005 169$ 35.2% 4.9% 1.8% 12.5% 6 2006 113 54.9% 8.6% 0.2% 17.8% 1 2007 367 47.6% 7.1% 4.8% 19.5% 1 2008 - - - - - - 649$ 45.6% 6.8% 3.2% 17.4% 8 U.S. Closed End Seconds Year insured: Net Par Outstanding Pool Factor Subordination Cumulative Losses 60+ Day Delinquencies Number of Transactions 2005 -$ - - - - - 2006 432 13.7% - 61.9% 9.9% 2 2007 555 16.2% - 68.0% 8.7% 10 2008 - - - - - - 986$ 15.1% - 65.3% 9.2% 12 U.S. HELOC Year insured: Net Par Outstanding Pool Factor Subordination Cumulative Losses 60+ Day Delinquencies Number of Transactions 2005 747$ 16.0% 2.9% 16.0% 11.4% 6 2006 1,017 25.5% 3.0% 35.2% 8.8% 7 2007 1,421 40.6% 3.1% 30.6% 6.6% 9 2008 - - - - - - 3,184$ 30.0% 3.0% 28.7% 8.4% 22 U.S. Alt-A First Lien Year insured: Net Par Outstanding Pool Factor Subordination Cumulative Losses 60+ Day Delinquencies Number of Transactions 2005 605$ 31.6% 9.1% 6.5% 19.6% 21 2006 401 37.3% 0.0% 18.6% 39.6% 7 2007 2,462 47.3% 3.6% 14.2% 33.2% 12 2008 1,360 44.1% 20.8% 14.1% 29.5% 5 4,828$ 43.6% 8.8% 13.6% 31.0% 45 Note: Please refer to the Glossary for a description of performance indicators and sectors.

Assured Guaranty Ltd. Direct U.S. RMBS Profile (2 of 2) As of June 30, 2012 (dollars in millions) Distribution of Direct U.S. RMBS Insured January 1, 2005 or Later by Exposure Type, Average Pool Factor, Subordination, Cumulative Losses and 60+ Day Delinquencies U.S. Option ARMs Year insured: Net Par Outstanding Pool Factor Subordination Cumulative Losses 60+ Day Delinquencies Number of Transactions 2005 81$ 21.4% 6.7% 10.8% 32.3% 3 2006 377 43.6% 0.1% 17.7% 50.1% 6 2007 1,396 47.1% 1.9% 18.3% 40.2% 11 2008 82 48.7% 13.9% 13.7% 32.5% 1 1,936$ 45.4% 2.3% 17.7% 41.5% 21 U.S. Subprime First Lien Year insured: Net Par Outstanding Pool Factor Subordination Cumulative Losses 60+ Day Delinquencies Number of Transactions 2005 215$ 38.9% 26.3% 6.3% 34.2% 4 2006 3,255 21.0% 61.9% 17.5% 36.0% 4 2007 2,724 48.6% 18.8% 21.2% 45.5% 13 2008 79 60.6% 24.2% 15.9% 31.2% 1 6,274$ 34.1% 41.5% 18.7% 40.0% 22 Note: Please refer to the Glossary for a description of performance indicators and sectors.

Assured Guaranty Ltd. Direct U.S. Commercial Real Estate Profile As of June 30, 2012 (dollars in millions) Distribution of Direct U.S. CMBS Insured January 1, 2005 or Later by Exposure Type, Internal Rating, Average Pool Factor, Subordination, Cumulative Losses and 60+ Day Delinquencies U.S. CMBS Rating: Net Par Outstanding Pool Factor Subordination Cumulative Losses 60+ Day Delinquencies Number of Transactions Super senior 3,176$ 75.3% 38.5% 1.9% 8.9% 145 AAA 239 73.9% 28.0% 2.6% 12.4% 14 AA - - - - - - A 109 34.3% 21.5% 2.0% 15.9% 1 BBB - - - - - - BIG - - - - - - Total exposures 3,524$ 74.0% 37.3% 2.0% 9.3% 160 CDOs of U.S. Commercial Real Estate and CMBS1 Net Par Outstanding % of Total Avg. Initial Credit Enhancement Avg. Current Credit Enhancement CDOs of commercial real estate 603$ 90.0% 49.9% 53.8% CDOs of CMBS2 67 10.0% 32.7% 74.9% Total exposures 670$ 100.0% 48.2% 55.9% 1. Represents other U.S. Commercial Real Estate not included in the table above. 2. Relates to vintages 2003 and prior. Note: Please refer to the Glossary for a description of performance indicators and sectors.

Assured Guaranty Ltd. Direct U.S. Consumer Receivables Profile As of June 30, 2012 (dollars in millions) Distribution of Direct U.S. Consumer Receivables by Rating Rating: Credit Cards Student Loans Manufactured Housing Auto Total Net Par Outstanding Super senior 0$ - - 700$ 700$ AAA - 392 - 303 695 AA - - 60 67 127 A - - - - - BBB - 869 38 - 907 BIG - - 137 - 137 Total exposures 0$ 1,261$ 235$ 1,070$ 2,566$ Average rating Super Senior A BB AAA AA- Avg. initial credit enhancement N/A 7.2% 27.5% 44.7% 24.7% Avg. current credit enhancement N/A 10.2% 25.4% 50.9% 28.6% Note: Please refer to the Glossary for an explanation of net par outstanding, internal ratings and sectors.

Assured Guaranty Ltd. Below Investment Grade Exposures (1 of 5) (in millions) BIG Exposures by Asset Exposure Type BIG Net Par Outstanding 1 June 30, 2012 December 31, 2011 2 U.S. public finance: Infrastructure finance 1,344$ 1,335$ General obligation 1,056 966 Municipal utilities 661 672 Tax backed 497 459 Transportation 241 246 Healthcare 80 134 Higher education 18 20 Housing 0 0 Other public finance 510 675 Total U.S. public finance 4,407 4,507 Non-U.S. public finance: Infrastructure finance 1,883 1,924 Regulated utilities 0 9 Other public finance 632 395 Total non-U.S. public finance 2,515 2,328 Total public finance 6,922$ 6,835$ U.S. structured finance: RMBS 11,925$ 13,203$ Pooled corporate obligations 3,050 3,628 Consumer receivables 385 466 Structured credit 315 361 Commercial receivables 195 202 Other structured finance 147 148 Total U.S. structured finance 16,017 18,008 Non-U.S. structured finance: Insurance securitizations 923 923 Pooled corporate obligations 813 980 123 - RMBS Commercial receivables 16 16 Total non-U.S. structured finance 1,875 1,919 Total structured finance 17,892$ 19,927$ Total BIG net par outstanding 24,814$ 26,762$ 1. Securities purchased for loss mitigation purposes represented $1,498.7 million and $1,293.0 million of gross par outstanding as of June 30, 2012 and December 31, 2011, respectively. In addition, under the terms of certain credit derivative contracts, the Company has obtained the obligations referenced in such contracts and recorded it in invested assets in the consolidated balance sheets. Such amounts totaled $220.5 million and $222.4 million in gross par outstanding as of June 30, 2012 and December 31, 2011, respectively. 2. As of March 31, 2012, the Company reclassified as AA 80% of the net par outstanding of those first lien transactions that are covered by the Bank of America Agreement and that the Company otherwise internally rated below AA. The Company reclassified those amounts as AA exposure due to the eligible assets that Bank of America has placed into trust in order to collateralize it reimbursement obligation relating to such first lien transactions. This reclassification resulted in a decrease in BIG net par outstanding as of December 31, 2011 by $1,452 million from that previously reported. Note: Please refer to the Glossary for an explanation of net par outstanding, internal ratings and sectors.

Assured Guaranty Ltd. Below Investment Grade Exposures (2 of 5) (in millions) Net Par Outstanding by BIG Category 1 Financial Guaranty Insurance and Credit Derivatives Surveillance Categories 2 June 30, 2012 December 31, 2011 3 Category 1 U.S. public finance $ 3,285 $ 3,395 Non-U.S. public finance 2,239 2,046 U.S. structured finance 3,610 5,882 Non-U.S. structured finance 907 927 Total Category 1 10,041 12,250 Category 2 U.S. public finance 407 274 Non-U.S. public finance 276 282 U.S. structured finance 5,084 4,383 Non-U.S. structured finance 41 42 Total Category 2 5,808 4,981 Category 3 U.S. public finance 715 838 Non-U.S. public finance - - U.S. structured finance 7,323 7,743 Non-U.S. structured finance 927 950 Total Category 3 8,965 9,531 BIG Total $ 24,814 $ 26,762 1. Assured Guaranty's surveillance department is responsible for monitoring our portfolio of credits and maintains a list of BIG credits. BIG Category 1: Below investment grade transactions showing sufficient deterioration to make lifetime losses possible, but for which none are currently expected. Transactions on which claims have been paid but are expected to be fully reimbursed (other than investment grade transactions on which only liquidity claims have been paid) are in this category. BIG Category 2: Below investment grade transactions for which lifetime losses are expected but for which no claims (other than liquidity claims) have yet been paid. BIG Category 3: Below investment grade transactions for which lifetime losses are expected and on which claims (other than liquidity claims) have been paid. Transactions remain in this category when claims have been paid and only are coverable remains. 2. Securities purchased for loss mitigation purposes represented $1,498.7 million and $1,293.0 million of gross par outstanding as of June 30, 2012 and December 31, 2011, respectively. In addition, under the terms of certain credit derivative contracts, the Company has obtained the underlying collateral of transactions and recorded it in invested assets in the consolidated balance sheets. Such amounts totaled $220.5 million and $222.4 million in gross par outstanding as of June 30, 2012 and December 31, 2011, respectively. 3. As of March 31, 2012, the Company reclassified as AA 80% of the net par outstanding of those first lien transactions that are covered by the Bank of America Agreement and that the Company otherwise internally rated below AA. The Company reclassified those amounts as AA exposure due to the eligible assets that Bank of America has placed into trust in order to collateralize its reimbursement obligation relating to such first lien transactions. This reclassification resulted in a decrease in BIG net par outstanding as of December 31, 2011 by $1,452 million from that previously reported.

Assured Guaranty Ltd. Below Investment Grade Exposures (3 of 5) As of June 30, 2012 (dollars in millions) Public Finance BIG Exposures Greater Than $50 Million Net Par Internal Name or description Outstanding Rating U.S. public finance: Skyway Concession Company LLC 1,102$ BB Jefferson County Alabama Sewer 479 D Detroit (City of) Michigan 355 BB San Joaquin Hills California Transportation 241 BB- GMAC Military Housing Trust XVIII (Hickam Air Force Base) 216 BB Lackawanna County, Pennsylvania 184 BB- Jefferson County Alabama School Sales Tax 174 BB Stockton City, California 161 BB- Woonsocket (City of), Rhode Island 154 BB Guaranteed Student Loan Transaction 149 B Guaranteed Student Loan Transaction 130 B Orlando Tourist Development Tax - Florida 118 BB+ Harrisburg (City of) Pennsylvania General Obligation 95 B- Puerto Rico Public Finance Corporation - Commonwealth Appropriation 87 BB+ Xenia Rural Water District, Iowa 81 B Mashantucket Pequot Tribe, Connecticut 60 B Bessemer City, Alabama - Water Revenue 58 BB+ Guaranteed Student Loan Transaction 57 B Total 3,901$ Non-U.S. public finance: Reliance Rail Finance Pty. Limited 685$ BB M6 Duna Autopalya Koncesszios Zartkoruen Mukodo Reszvenytarsasag 393 BB Cross City Tunnel Motorway Finance Limited 313 BB Hellenic Republic 276 D Valencia Fair 246 BB- Aeroporti Di Roma (ADR) Romulus Finance S.R.L. (Rome Airport) 238 BB Autovia de la Mancha, S.A. 138 BB- Alte Liebe I Limited (Wind Farm) 87 BB Metropolitano de Porto Lease and Sublease of Railroad Equipment 56 B+ Total 2,432$ Total 6,333$ Note: Please refer to the Glossary for an explanation of net par outstanding, internal ratings and sectors.

Assured Guaranty Ltd. Below Investment Grade Exposures (4 of 5) As of June 30, 2012 (dollars in millions) Structured Finance BIG Exposures Greater Than $50 Million Net Par Internal Current Credit 60+ Day Name or description Outstanding Rating Enhancement Delinquencies U.S. structured finance: U.S. RMBS: Deutsche Alt-A Securities Mortgage Loan 2007-2 713$ CCC 0.0% 31.5% MABS 2007-NCW 526 B 25.2% 62.5% Countrywide HELOC 2006-I 389 CCC 0.0% 6.0% Private Residential Mortgage Transaction 386 B 12.1% 29.7% Private Residential Mortgage Transaction 378 BB 17.3% 30.3% MortgageIT Securities Corp. Mortgage Loan 2007-2 367 B 7.1% 19.5% Option One 2007-FXD2 361 CCC 12.7% 27.4% Deutsche Alt-A Securities Mortgage Loan 2007-3 349 B 2.6% 24.2% Private Residential Mortgage Transaction 345 CCC 10.3% 29.5% Countrywide HELOC 2006-F (includes $97.1 million purchased, 26% owned)1 319 CCC 0.0% 16.6% Private Residential Mortgage Transaction 313 CCC 7.7% 31.6% Private Residential Mortgage Transaction 303 BB 17.0% 28.4% Nomura Asset Accept. Corp. 2007-1 (includes $0.7 million purchased, 0.2% owned)1 300 CCC 0.0% 41.2% MASTR 2007-3 (NEGAM) 288 CCC 0.0% 50.8% AAA Trust 2007-2 (includes $103.1 million purchased, 36% owned)1 288 CCC 18.6% 41.1% Countrywide Home Equity Loan Trust 2005-J 246 CCC 0.0% 15.4% Countrywide Home Equity Loan Trust 2007-D 244 CCC 0.0% 7.0% Terwin Mortgage Trust 2006-12SL (100% owned)1 244 B - 11.1% Countrywide HELOC 2005-D 239 CCC 0.0% 12.1% Countrywide HELOC 2007-A (includes $18.9 million purchased, 8% owned)1 205 CCC 0.0% 6.9% Terwin Mortgage Trust 2007-1SL (100% owned)1 200 B - 8.2% Terwin Mortgage Trust 2006-10SL (includes $144.1 million purchased, 74% owned)1 188 CCC - 8.3% GMACM 2004-HE3 188 B 0.0% 3.1% Countrywide HELOC 2007-B 187 CCC 0.0% 4.7% Soundview 2007-WMC1 181 CCC - 67.6% Private Residential Mortgage Transaction 178 BB 27.5% 31.6% FHABS 2007-HE1 HELOC 158 BB 0.0% 3.2% New Century 2005-A 155 CCC 19.0% 32.7% Renaissance (DELTA) 2007-3 (includes $132.7 million purchased, 88% owned)1 146 CCC 10.8% 31.5% IndyMac 2007-H1 HELOC 146 CCC 0.0% 7.3% FHABS 2006-HE2 HELOC 134 BB 0.0% 3.6% MARM 2007-1 (FKA MASTR 2007-OA1) (includes $1.0 million purchased, 0.7% owned)1 132 CCC 0.0% 36.4% CSAB 2006-3 122 CCC 0.0% 47.4% Countrywide HELOC 2005-C 115 CCC 0.0% 10.8% Lehman Excess Trust 2007-16N 103 CCC 0.0% 48.8% Taylor Bean & Whitaker 2007-2 (includes $24.9 million purchased, 28% owned)1 89 CCC 0.0% 21.5% FlagStar HELOC 2005-1 81 BB 23.8% 4.1% FlagStar HELOC 2006-2 80 CCC 25.9% 4.4% CSAB 2006-2 (includes $12.0 million purchased, 14% owned)1 79 CCC 0.0% 41.9% Soundview Home Loan Trust 2008-1 79 BB 24.2% 31.2% MASTR Asset-Backed Securities Trust 2005-NC2 77 CCC - 29.7% American Home Mortgage Assets Trust 2007-4 77 CCC 0.0% 37.6% NAAC 2007-S2 (includes $1.9 million purchased, 3% owned)1 63 CCC 0.0% 8.6% CSMC 2007-3 62 CCC 0.0% 31.0% Terwin Mortgage Trust 2005-16HE 62 CCC 0.9% 25.6% CWALT Alternative Loan Trust 2007-HY9 59 B 2.5% 50.3% Terwin Mortgage Trust 2007-6ALT (includes $50.0 million purchased, 60% owned)1 57 CCC 0.0% 46.7% Countrywide HELOC 2006-H (includes $20.6 million purchased, 22% owned)1 54 CCC - 17.2% CSAB Mortgage-Backed Trust 2007-1 (includes $10.3 million purchased, 20% owned)1 52 CCC 0.0% 35.1% Total U.S. RMBS 10,107$ 1. Represents amounts of gross par which were purchased or obtained as part of loss mitigation strategies and recorded as part of the investment portfolio. Note: Please refer to the Glossary for an explanation of net par outstanding, internal ratings and sectors.

Assured Guaranty Ltd. Below Investment Grade Exposures (5 of 5) As of June 30, 2012 (dollars in millions) Structured Finance BIG Exposures Greater Than $50 Million (continued) Net Par Internal Current Credit Name or description Outstanding Rating Enhancement U.S. structured finance: Other: Taberna Preferred Funding IV, LTD. 292$ CCC 24.0% Taberna Preferred Funding III, LTD. 287 CCC 16.0% Alesco Preferred Funding XVI, LTD. 255 B+ 5.6% Taberna Preferred Funding II, LTD. 220 CCC 22.6% Alesco Preferred Funding XVII, LTD. 202 B+ 15.3% Attentus CDO I Limited 197 BB 34.8% Trapeza CDO XI 167 BB- 31.9% Taberna Preferred Funding VI, LTD. 152 CCC 18.3% Preferred Term Securities XIX, LTD. 144 BB+ 30.8% US Capital Funding IV, LTD. 143 B- 15.0% Alesco Preferred Funding VI 143 BB+ 30.8% Weinstein Film Securitization 142 CCC N/A Trapeza CDO X, LTD. 133 BB- 34.1% Alesco Preferred Funding VII 131 BB+ 32.2% NRG Peaker (100% owned)1 2 130 CCC N/A Taberna Preferred Funding VIII, LTD. 117 BB 45.8% Preferred Term Securities XVI, LTD. 117 B 23.3% Taberna Preferred Funding VIII, LTD. 112 BB 45.8% Private Other Non-Municipal Transaction (100% owned)1 111 CCC N/A America West Airlines Series 2000-1 G-1 83 BB N/A National Collegiate Trust Series 2007-4 81 CCC N/A Conseco Finance Manufactured Housing Series 2001-2 77 B 15.8% National Collegiate Trust Series 2007-3 69 CCC N/A CAPCO - Excess SIPC Excess of Loss Reinsurance 63 BB N/A GreenPoint 2000-4 60 CCC 8.3% Preferred Term Securities XVIII, LTD. 57 BB 33.8% Preferred Term Securities XX, LTD. 52 BB 27.2% Total other 3,737$ Total 13,844$ Non-U.S. structured finance: Ballantyne Re Plc (includes $169.0 million purchased, 34% owned)1 500$ CC Orkney Re II, Plc 423 CCC Gleneagles Funding LTD. 230 BB FHB 8.95% 2016 123 BB+ Augusta Funding Limited 07 Perpetual Note Issue 81 BB Augusta Funding Limited 05 Perpetual Note Issue 81 BB Private Pooled Corporate Transaction 81 BB Private Pooled Corporate Transaction 64 BB Private Pooled Corporate Transaction 56 BB Total 1,639$ Total 15,483$ 1. Represents amounts of gross par which were purchased or obtained as part of loss mitigation strategies and recorded as part of the investment portfolio. 2. Net par shown is net of $80.2 million of ceded par. The Company owns 100% of the collateral in the insured transaction. Note: Please refer to the Glossary for an explanation of net par outstanding, internal ratings and sectors.

Assured Guaranty Ltd. Largest Exposures by Sector (1 of 4) As of June 30, 2012 (in millions) 50 Largest U.S. Public Finance Exposures Net Par Internal Credit name: Outstanding Rating New Jersey (State of) 4,335$ A+ California (State of) 3,416 BBB+ New York (City of) New York 3,338 AA Massachusetts (Commonwealth of) 2,984 AA Chicago (City of) Illinois 2,770 A+ New York (State of) 2,619 AA- Port Authority of New York and New Jersey 2,489 AA- Miami-Dade County Florida Aviation Authority - Miami International Airport 2,444 A New York MTA Transportation Authority 2,444 A Los Angeles California Unified School District 2,353 AA- Puerto Rico Public Finance Corporation - Commonwealth Appropriation 2,272 BBB- Massachusetts (Commonwealth of) State Sales Tax 2,173 AA Houston Texas Water and Sewer Authority 2,129 AA+ Wisconsin (State of) 2,116 AA- Illinois (State of) 1,979 BBB Washington (State of) 1,940 AA- University of California Board of Regents 1,935 AA- Philadelphia (City of) Pennsylvania 1,868 BBB- Pennsylvania (Commonwealth of) 1,841 AA Long Island Power Authority 1,714 A- Michigan (State of) 1,693 A+ New York City Municipal Water Finance Authority 1,692 AA+ Los Angeles California Department of Water & Power - Electric Revenue Bonds 1,654 AA- Chicago-O'Hare International Airport 1,626 A Illinois Toll Highway Authority 1,571 AA Miami-Dade County Florida School Board 1,546 A- Massachusetts (Commonwealth of) Water Resources 1,533 AA Arizona (State of) 1,530 A+ Chicago Illinois Public Schools 1,432 A+ Atlanta Georgia Water & Sewer System 1,422 BBB+ New Jersey Turnpike Authority 1,414 A- Metro Washington Airport Authority 1,405 A+ Philadelphia Pennsylvania School District 1,310 A Puerto Rico Highway and Transportation Authority 1,288 BBB Kentucky (Commonwealth of) 1,224 A+ Detroit Michigan Sewer 1,190 BBB+ Orlando-Orange County Expressway Authority, Florida 1,188 A+ Puerto Rico Electric Power Authority 1,176 A- Georgia Board of Regents Revenue Stream 1,169 A California State University System Trustee 1,152 A+ Connecticut (State of) 1,147 AA+ District of Columbia 1,136 A+ Broward County Florida School Board 1,122 A+ Skyway Concession Company LLC 1,102 BB Pennsylvania Turnpike Commission 1,101 A North Texas Tollway Authority 1,079 A New York State Thruway - Highway Trust Fund 1,044 AA- Hawaii (State of) Department of Hawaiian Home Lands 1,032 AA New York State Thruway Authority 1,021 A Louisiana (State of) Gas and Fuel Tax 1,010 AA Total top 50 U.S. public finance exposures 88,168$ Note: Please refer to the Glossary for an explanation of net par outstanding, internal ratings and sectors.

Assured Guaranty Ltd. Largest Exposures by Sector (2 of 4) As of June 30, 2012 (dollars in millions) 50 Largest U.S. Structured Finance Exposures Net Par Internal Credit Credit name: Outstanding Rating Enhancement Fortress Credit Opportunities I, LP. 1,328$ AA 32.3% Stone Tower Credit Funding 1,254 AAA 32.0% Synthetic Investment Grade Pooled Corporate CDO 1,189 AAA 13.3% Synthetic High Yield Pooled Corporate CDO 978 AAA 40.1% Synthetic Investment Grade Pooled Corporate CDO 768 Super Senior 14.8% Synthetic Investment Grade Pooled Corporate CDO 763 Super Senior 29.0% Synthetic Investment Grade Pooled Corporate CDO 745 Super Senior 28.0% Synthetic High Yield Pooled Corporate CDO 734 AAA 37.4% Mizuho II Synthetic CDO 718 A N/A Deutsche Alt-A Securities Mortgage Loan 2007-2 713 CCC 0.0% Private Consumer Receivable Transaction 700 Super Senior 53.4% Synthetic Investment Grade Pooled Corporate CDO 697 Super Senior 22.5% 280 Funding I 660 AAA 38.1% Synthetic Investment Grade Pooled Corporate CDO 655 AAA 15.8% ARES Enhanced Credit Opportunities Fund 559 AAA 32.1% Eastland CLO, LTD. 532 Super Senior 39.9% MABS 2007-NCW 526 B 25.2% Synthetic Investment Grade Pooled Corporate CDO 516 Super Senior 14.3% Denali CLO VII, LTD. 497 AAA 19.7% Synthetic High Yield Pooled Corporate CDO 496 AAA 46.7% Shenandoah Trust Capital I Term Securities 484 A+ N/A Churchill Financial Cayman 467 AAA 35.1% Phoenix CLO II 452 AAA 21.5% SLM Private Credit Student Trust 2007-A 450 BBB 13.2% Synthetic High Yield Pooled Corporate CDO 432 AAA 28.9% LIICA Holdings, LLC 428 AA N/A KKR Financial CLO 2007-1 409 AAA 51.6% Grayson CLO 399 Super Senior 30.5% SLM Private Credit Student Loan Trust 2007-6 392 AAA 3.9% Countrywide HELOC 2006-I 389 CCC 0.0% Private Residential Mortgage Transaction 386 B 12.1% Synthetic High Yield Pooled Corporate CDO 384 AAA 29.3% Synthetic Investment Grade Pooled Corporate CDO 380 Super Senior 29.2% Private Residential Mortgage Transaction 378 BB 17.3% Synthetic High Yield Pooled Corporate CDO 374 Super Senior 34.6% ARES Enhanced Credit Opportunities Fund 369 AAA 32.1% MortgageIT Securities Corp. Mortgage Loan 2007-2 367 B 7.1% Symphony Credit Opportunities Fund 364 AAA 25.3% Stone Tower CLO V 362 Super Senior 28.9% Option One 2007-FXD2 361 CCC 12.7% Southfork CLO LTD. Series 2005-A1 359 AAA 31.1% SLM Private Credit Student Loan Trust 2006-C 356 BBB 12.2% Synthetic Investment Grade Pooled Corporate CDO 355 Super Senior 14.2% Deutsche Alt-A Securities Mortgage Loan 2007-3 349 B 2.6% MUIR GROVE CLO 345 AAA 21.7% Private Residential Mortgage Transaction 345 CCC 10.3% Synthetic Investment Grade Pooled Corporate CDO 343 AAA 16.3% CIFC Funding 2006-1 342 AAA 23.9% CENTURION CDO 9 340 AAA 22.7% Private Other Structured Finance Transaction 334 A- N/A Total top 50 U.S. structured finance exposures 26,523$ Note: Please refer to the Glossary for an explanation of net par outstanding, internal ratings and sectors.

Assured Guaranty Ltd. Largest Exposures by Sector (3 of 4) As of June 30, 2012 (in millions) 25 Largest Non-U.S. Exposures Net Par Internal Credit name: Outstanding Rating Quebec Province 2,425$ A+ Sydney Airport Finance Company 1,553 BBB Thames Water Utility Finance PLC 1,487 A- Fortress Credit Investments I 1,042 AAA Channel Link Enterprises Finance PLC 919 BBB Southern Gas Networks PLC 834 BBB International AAA Sovereign Debt Synthetic CDO 821 AAA Capital Hospitals (Issuer) PLC 736 BBB- Campania Region - Healthcare receivable 716 BBB+ Japan Expressway Holding and Debt Repayment Agency 695 AA Essential Public Infrastructure Capital II 687 Super Senior Reliance Rail Finance Pty. Limited 685 BB Southern Water Services Limited 678 A- International Infrastructure Pool 669 A- International Infrastructure Pool 668 A- International Infrastructure Pool 668 A- Societe des Autoroutes du Nord et de l'est de France S.A. 659 BBB+ ETSA Utility Finance Pty. Limited 577 A- Envestra Limited 549 BBB- Central Nottinghamshire Hospitals PLC 547 BBB Powercor Australia LLC 532 A- Synthetic Investment Grade Pooled Corporate CDO 520 Super Senior Ballantyne Re Plc (includes $169.0 million purchased, 34% owned) 500 CC NewHospitals (St Helens & Knowsley) Finance PLC 499 AA- Integrated Accomodation Services PLC 489 BBB+ Total top 25 non-U.S. exposures 20,155$ Note: Please refer to the Glossary for an explanation of net par outstanding, internal ratings and sectors.

Assured Guaranty Ltd. Largest Exposures by Sector (4 of 4) As of June 30, 2012 (in millions) 10 Largest U.S. Residential Mortgage Servicers Exposures Net Par Servicer: Outstanding Bank of America, N.A.¹ 5,992$ Wells Fargo Bank N.A. 2,405 Homeward Residential Inc. 2,174 Ally Financial, Inc.² 1,695 Specialized Loan Servicing LLC 1,461 Ocwen Loan Servicing, LLC 1,352 JPMorgan Chase Bank 1,187 Select Portfolio Servicing, Inc. 947 OneWest Bank Group LLC 513 Carrington Mortgage Services, LLC 327 Total top 10 U.S. residential mortgage servicers exposures 18,053$ 10 Largest U.S. Healthcare Exposures Net Par Internal Credit name: Outstanding Rating State CHRISTUS Health 467$ A+ TX MultiCare Health System 446 A+ WA Methodist Healthcare, TN 375 A TN Hospital Sisters Health Services Inc Obligated Group 345 AA- IL Catholic Health System (fka Mercy Health System) Ohio Revenue Stream 336 A+ OH Iowa Health System 321 A+ IA Carolina HealthCare System 319 AA- NC Bon Secours Health System Obligated Group 318 A- MD Virtua Health - New Jersey 315 A NJ Lehigh Valley Health Network 311 A+ PA Total top 10 U.S. healthcare exposures 3,553$ 1. Includes Countrywide Home Loans Servicing LP. 2. Includes GMAC Mortgage LLC, Residential Funding Corp and Homecomings Financial Network, Inc. Note: Please refer to the Glossary for an explanation of net par outstanding, internal ratings and sectors.

Assured Guaranty Ltd. Rollforward of Net Expected Loss and LAE to be Paid (in millions) Rollforward of Net Expected Loss and LAE to be Paid for the Three Months Ended June 30, 2012 Net Expected Loss to be Paid as of Economic Loss Development (Paid) Recovered Losses Net Expected Loss to be Paid as of Financial Guaranty Insurance Contracts and Credit Derivatives March 31, 2012 During 2Q-12 1 During 2Q-12 June 30, 2012 U.S. RMBS First lien: Prime first lien 2.2$ 2.0$ -$ 4.2$ Alt-A first lien 268.2 14.4 38.5 321.1 Option ARMs 118.9 10.9 (127.4) 2.4 Subprime first lien 247.8 10.1 (21.8) 236.1 Total first lien 637.1 37.4 (110.7) 563.8 Second lien: Closed end seconds (101.2) (1.6) 73.3 (29.5) HELOC (42.5) 14.8 (36.0) (63.7) Total second lien (143.7) 13.2 37.3 (93.2) Total U.S. RMBS 493.4 50.6 (73.4) 470.6 TruPS 58.2 (6.4) (1.7) 50.1 Other structured finance 295.3 31.8 (7.2) 319.9 U.S. public finance 32.7 35.5 (9.8) 58.4 Non-U.S. public finance 303.4 (16.3) 15.7 302.8 Subtotal 1,183.0 95.2 (76.4) 1,201.8 Other 1.9 (6.0) - (4.1) 1,184.9$ 89.2$ (76.4)$ 1,197.7$ Total Rollforward of Net Expected Loss and LAE to be Paid for the Six Months Ended June 30, 2012 Net Expected Loss to be Paid as of Economic Loss Development (Paid) Recovered Losses Net Expected Loss to be Paid as of Financial Guaranty Insurance Contracts and Credit Derivatives December 31, 2011 During 2012 1 During 2012 June 30, 2012 U.S. RMBS First lien: Prime first lien 1.8$ 2.4$ -$ 4.2$ Alt-A first lien 294.5 13.1 13.5 321.1 Option ARMs 210.4 8.7 (216.7) 2.4 Subprime first lien 241.3 25.7 (30.9) 236.1 Total first lien 748.0 49.9 (234.1) 563.8 Second lien: Closed end seconds (86.1) (4.5) 61.1 (29.5) HELOC (31.1) 22.4 (55.0) (63.7) Total second lien (117.2) 17.9 6.1 (93.2) Total U.S. RMBS 630.8 67.8 (228.0) 470.6 TruPS 64.2 (10.8) (3.3) 50.1 Other structured finance 342.1 9.4 (31.6) 319.9 U.S. public finance 15.8 58.3 (15.7) 58.4 Non-U.S. public finance 51.1 182.3 69.4 302.8 Subtotal 1,104.0 307.0 (209.2) 1,201.8 Other 1.9 (6.0) - (4.1) 1,105.9$ 301.0$ (209.2)$ 1,197.7$ Total 1 Includes the effect of changes in the Company's estimate of future recovery on representations and warranties ("R&W").

Assured Guaranty Ltd. Financial Guaranty Insurance and Credit Derivatives U.S. RMBS R&W Benefit Development (dollars in millions) Financial Guaranty Insurance and Credit Derivatives U.S. RMBS R&W Benefit Development for the Three Months Ended June 30, 2012 R&W R&W Future Net R&W Economic Recovered Future Net R&W Benefit at Loss Development During Benefit at March 31, 2012 During 2Q-12 2Q-12 June 30, 2012 Financial guaranty insurance: Prime first lien 3.6$ 0.4$ -$ 4.0$ Alt-A first lien 211.1 11.6 (63.2) 159.5 Option ARMs 723.8 31.5 (58.2) 697.1 Subprime first lien 96.4 (3.0) (0.1) 93.3 Closed end seconds 221.6 0.2 (84.9) 136.9 HELOC 141.1 (2.4) (16.6) 122.1 Subtotal 1,397.6$ 38.3$ (223.0)$ 1,212.9$ Credit derivatives 233.4$ 7.3$ -$ 240.7$ Total 1,631.0$ 45.6$ (223.0)$ 1,453.6$ Financial Guaranty Insurance and Credit Derivatives U.S. RMBS R&W Benefit Development for the Six Months Ended June 30, 2012 R&W R&W Future Net R&W Economic Recovered Future Net R&W Benefit at Loss Development During Benefit at December 31, 2011 During 2012 2012 June 30, 2012 Financial guaranty insurance: Prime first lien 3.0$ 1.0$ -$ 4.0$ Alt-A first lien 202.7 21.0 (64.2) 159.5 Option ARMs 713.9 59.0 (75.8) 697.1 Subprime first lien 101.5 (8.1) (0.1) 93.3 Closed end seconds 223.8 (2.0) (84.9) 136.9 HELOC 189.9 (0.2) (67.6) 122.1 Subtotal 1,434.8$ 70.7$ (292.6)$ 1,212.9$ Credit derivatives 215.0$ 25.7$ -$ 240.7$ Total 1,649.8$ 96.4$ (292.6)$ 1,453.6$ Financial Guaranty Insurance and Credit Derivatives U.S. RMBS Policies With R&W Benefit Number of Risks as of Debt Service as of June 30, 2012 December 31, 2011 June 30, 2012 December 31, 2011 Financial guaranty insurance: Prime first lien 1 1 39.3$ 41.9$ Alt-A first lien 19 22 1,492.9 1,732.6 Option ARMs 10 12 1,129.4 1,459.7 Subprime first lien 5 5 842.0 905.8 Closed end seconds 4 4 245.3 361.4 HELOC 6 15 543.6 2,978.5 Subtotal 45 59 4,292.5$ 7,479.9$ Credit derivatives 8 8 3,308.1$ 3,322.0$ Total 53 67 7,600.6$ 10,801.9$

Assured Guaranty Ltd. Losses Incurred As of June 30, 2012 (in millions) Total Net Par Outstanding for BIG Transactions 1 2Q-12 Losses Incurred 2012 Losses Incurred Net Reserve and Credit Impairment Net Salvage and Subrogation Assets Net Expected Loss to be Expensed Financial Guaranty Insurance Contracts and Credit Derivatives U.S. RMBS First lien: Prime first lien 509.8$ 0.5$ 0.9$ 2.1$ -$ 0.6$ Alt-A first lien 3,849.5 21.5 19.1 180.0 - 129.3 Option ARMs 1,358.7 26.0 77.6 123.1 189.8 126.2 Subprime first lien 2,357.7 16.7 30.1 144.3 0.3 79.2 Total first lien 8,075.7 64.7 127.7 449.5 190.1 335.3 Second lien: Closed end seconds 868.9 3.6 0.9 0.9 67.1 93.1 HELOC 2,980.7 4.1 19.2 45.4 194.3 169.2 Total second lien 3,849.6 7.7 20.1 46.3 261.4 262.3 Total U.S. RMBS 11,925.3 72.4 147.8 495.8 451.5 597.6 TruPS 3,022.4 (5.3) (37.2) 37.8 - 1.9 Other structured finance 2,944.2 29.8 24.9 288.3 6.6 49.0 U.S. public finance 4,406.7 24.9 44.6 108.2 75.2 32.4 Non-U.S. public finance 2,514.9 5.6 194.7 280.5 - 19.1 24,813.5 127.4 374.8 1,210.6 533.3 700.0 Subtotal Effect of consolidating FG VIEs - 0.5 (1.8) (66.1) (202.8) (196.8) Total 24,813.5 127.9 373.0 1,144.5 330.5 503.2 Other - (6.0) (6.0) 1.9 6.0 - Total 24,813.5$ 121.9$ 367.0$ 1,146.4$ 336.5$ 503.2$ Insurance Reserves Credit Impairment on Credit Derivative Contracts 2 Reserve and Credit Impairment Salvage and Subrogation Recoverable Net Gross 995.2$ 332.6$ 1,327.8$ 376.8$ 951.0$ Ceded 170.5 10.9 181.4 40.3 3 141.1 Net 824.7$ 321.7$ 1,146.4$ 336.5$ 809.9$ 1. As of June 30, 2012, securities purchased for loss mitigation purposes represented $1,498.7 million of gross par outstanding. In addition, under the terms of certain credit derivative contracts, the Company has obtained the underlying collateral of transactions and recorded it in invested assets in the consolidated balance sheets. Such amounts totaled $220.5 million in gross par outstanding. 2. Credit derivative assets and liabilities recorded on the balance sheet considers estimates of expected losses. 3. Recorded in "reinsurance balances payable, net" on the consolidated balance sheets.

Assured Guaranty Ltd. Effect of Adoption of New Accounting Guidance on Acquisition Costs (in millions, except per share amounts) Year Ended December 31, As of and for Six Months EndedJune 30, 2011 2011 2010 2009 2008 GAAP Income Statement Data (7.4)$ (13.7)$ (11.8)$ (9.7)$ (7.5)$ Amortization of deferred acquisition costs 10.7 18.7 26.5 17.2 21.8 Other operating expenses 3.3 5.0 14.7 7.5 14.3 Total expenses (3.3) (5.0) (14.7) (7.5) (14.3) Income (loss) before income taxes (1.8) (2.9) (9.2) (4.5) (9.2) Net income (loss) attributable to Assured Guaranty Ltd. Net income (loss) attributable to Assured Guaranty Ltd. per diluted share (0.01) (0.02) (0.05) (0.03) (0.10) GAAP Balance Sheet Data (97.7) (99.5) (94.4) (79.7) (72.2) Deferred acquisition costs (65.9) (66.8) (64.0) (54.8) (50.3) Shareholders. equity attributable to Assured Guaranty Ltd. (0.36) (0.37) (0.35) (0.30) (0.56) Book value attributable to Assured per share Non-GAAP Financial Measures 1 Operating income (1.8) (2.9) (9.2) (4.5) (9.2) Operating income per diluted share (0.01) (0.02) (0.05) (0.03) (0.11) Operating shareholders' equity (65.9) (66.8) (64.0) (54.8) (50.3) Operating shareholders' equity per share (0.36) (0.37) (0.35) (0.30) (0.56) 1. The adoption of new accounting guidance on acquisition costs had no effect on adjusted book value and adjusted book value per share.

Assured Guaranty Ltd. Summary Financial and Statistical Data (dollars in millions, except per share amounts) Year Ended December 31, As of and for Six Months EndedJune 30, 2012 2011 2010 2009 2008 GAAP Summary Income Statement Data Net earned premiums 413.0$ 920.1$ 1,186.7$ 930.4$ 261.4$ Net investment income 199.4 396.1 361.4 262.4 162.6 Realized gains and other settlements on credit derivatives (79.6) 6.0 153.5 163.6 117.6 Total expenses 544.1 789.9 778.9 807.7 455.2 Income (loss) before income taxes (142.0) 1,029.4 534.6 109.4 98.0 Net income (loss) attributable to Assured Guaranty Ltd. (106.5) 772.7 484.5 81.5 59.7 Net income (loss) attributable to Assured Guaranty Ltd. per diluted share (0.58) 4.16 2.56 0.63 0.67 GAAP Summary Balance Sheet Data Total investments and cash 11,497.0$ 11,313.3$ 10,849.3$ 11,012.5$ 3,643.6$ Total assets 18,074.5 18,024.7 19,777.9 16,724.6 4,505.4 Unearned premium reserve 5,583.4 5,962.8 6,972.9 8,381.0 1,233.7 Loss and LAE reserve 995.2 679.0 574.4 299.7 196.8 Long-term debt 846.4 1,038.3 1,052.9 1,066.5 347.2 Shareholders. equity attributable to Assured Guaranty Ltd. 4,724.1 4,651.6 3,669.5 3,454.5 1,875.9 Book value attributable to Assured per share 24.36 25.52 19.97 18.76 20.62 Non-GAAP Financial Measures Operating income 185.2$ 601.5$ 654.9$ 277.7$ 65.3$ Operating income per diluted share 0.99 3.24 3.46 2.15 0.73 Adjusted book value 9,114.0 8,987.6 8,988.9 8,886.9 3,817.8 PVP 105.9 242.7 362.7 640.2 823.0 Other Financial Information (GAAP Basis) Net debt service outstanding (end of period) 835,088$ 845,665$ 927,143$ 958,265$ 348,816$ Gross debt service outstanding (end of period) 890,592 936,132 1,029,982 1,095,037 354,858 Net par outstanding (end of period) 552,934 558,048 617,131 640,422 222,722 Gross par outstanding (end of period) 586,924 614,342 681,248 726,929 227,164 Other Financial Information (Statutory Basis)1 Net debt service outstanding (end of period) 814,595$ 829,545$ 905,131$ 942,193$ 348,816$ Gross debt service outstanding (end of period) 868,873 917,719 1,004,096 1,076,039 354,858 Net par outstanding (end of period) 534,007 543,100 598,843 626,274 222,722 Gross par outstanding (end of period) 566,893 597,290 659,765 709,786 227,164 Consolidated qualified statutory capital 5,770 5,688 4,915 4,841 2,310 Consolidated policyholders' surplus and reserves 10,829 10,626 10,247 10,409 3,652 Ratios: Par insured to statutory capital 93:1 95:1 122:1 129:1 96:1 Capital ratio 2 141:1 146:1 184:1 195:1 151:1 Financial resources ratio 3 63:1 65:1 72:1 72:1 70:1 Gross debt service written: Public finance - U.S. 14,676$ 26,630$ 48,990$ 87,940$ 68,265$ Public finance - non-U.S. 40 208 51 894 3,350 Structured finance - U.S. 38 1,731 2,962 2,501 13,972 Structured finance - non-U.S. - - - - 5,490 Total gross debt service written 14,754$ 28,569$ 52,003$ 91,335$ 91,077$ Net debt service written 14,754$ 28,569$ 52,003$ 91,335$ 89,871$ Net par written 9,586 16,892 30,759 49,759 55,418 Gross par written 9,586 16,892 30,759 49,921 56,140 1. Statutory amounts prepared on a consolidated basis. The NAIC Annual Statements for U.S. Domiciled Insurance Subsidiaries are prepared on a stand-alone basis. 2. The capital ratio is calculated by dividing net debt service outstanding by qualified statutory capital. 3. The financial resources ratio is calculated by dividing net debt service outstanding by total claims paying resources. Note: Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.

Glossary Net Par Outstanding and Internal Ratings Internal Rating for the Company’s ratings scale is similar to that used by the nationally recognized statistical rating organizations; however, the ratings in the tables may not be the same as ratings assigned by any such rating agency. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure on its internal rating scale has additional credit enhancement due to either (a) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (b) Assured Guaranty's exposure benefiting from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point. Net par outstanding is insured par exposure net of reinsurance cessions. Performance Indicators The performance information described below is obtained from third parties and/or provided by the trustee and may be subject to restatement or correction: 60+ Day Delinquencies are defined as loans that are greater than 60 days delinquent and all loans that are in foreclosure, bankruptcy or real estate owned divided by current collateral balance. Average Credit Enhancement is intended to provide a measure of the amount of equity and/or subordinated tranches that are junior in the capital structure to Assured Guaranty’s exposure, expressed as a percentage of the total transaction size, and reflects any reduction of that credit support resulting from defaults or other factors. For transactions where excess spread may be available to absorb certain losses, the amounts shown do not include any benefit from excess spread. The calculation methodologies differ for the various asset classes to reflect differences in transaction structures in order to provide a measure that management believes is comparable across asset classes. Cumulative Losses are defined as net charge-offs on the underlying loan collateral divided by the original collateral balance. Pool Factor is the percentage of the current collateral balance divided by the original collateral balance of the transactions at inception. Subordination represents the sum of subordinate tranches and overcollateralization, expressed as a percentage of total transaction size, and does not include any benefit from excess spread collections that may be used to absorb losses. Many of the closed-end second lien RMBS transactions insured by the Company have unique structures whereby the collateral may be written down for losses without a corresponding write-down of the obligations insured by the Company. Many of these transactions are currently under collateralized, with the principal amount of collateral being less than the principal amount of the obligation insured by the Company. The Company is not required to pay principal shortfalls until legal maturity (rather than making timely principal payments), and takes the under collateralization into account when estimating expected losses for these transactions. Sectors Below are brief descriptions of selected types of public and structured finance obligations that the Company insures and reinsures. For a more complete description, please refer to Assured Guaranty Ltds Annual Report on Form 10-K for December 31, 2011. Public Finance: General Obligation Bonds are full faith and credit bonds that are issued by states, their political subdivisions and other municipal issuers, and are supported by the general obligation of the issuer to pay from available funds and by a pledge of the issuer to levy ad valorem taxes in an amount sufficient to provide for the full payment of the bonds. Tax-Backed Bonds are obligations that are supported by the issuer from specific and discrete sources of taxation. They include tax-backed revenue bonds, general fund obligations and lease revenue bonds. Tax-backed obligations may be secured by a lien on specific pledged tax revenues, such as a gasoline or excise tax, or incrementally from growth in property tax revenue associated with growth in property values. These obligations also include obligations secured by special assessments levied against property owners and often benefit from issuer covenants to enforce collections of such assessments and to foreclose on delinquent properties. Lease revenue bonds typically are general fund obligations of a municipality or other governmental authority that are subject to annual appropriation or abatement; projects financed and subject to such lease payments ordinarily include real estate or equipment serving an essential public purpose. Bonds in this category also include moral obligations of municipalities or governmental authorities. Municipal Utility Bonds are obligations of all forms of municipal utilities, including electric, water and sewer utilities and resource recovery revenue bonds. These utilities may be organized in various forms, including municipal enterprise systems, authorities or joint action agencies. Transportation Bonds include a wide variety of revenue-supported bonds, such as bonds for airports, ports, tunnels, municipal parking facilities, toll roads and toll bridges. Healthcare Bonds are obligations of healthcare facilities, including community-based hospitals and systems, as well as of health maintenance organizations and long-term care facilities. Higher Education Bonds are obligations secured by revenue collected by either public or private secondary schools, colleges and universities. Such revenue can encompass all of an institution’s revenue, including tuition and fees, or in other cases, can be specifically restricted to certain auxiliary sources of revenue.

Glossary (continued) Sectors (continued) Infrastructure Bonds include obligations issued by a variety of entities engaged in the financing of infrastructure projects, such as roads, airports, ports, social infrastructure and other physical assets delivering essential services supported by long-term concession arrangements with a public sector entity. Investor-Owned Utility Bonds are obligations primarily backed by investor-owned utilities, first mortgage bond obligations of for-profit electric or water utilities providing retail, industrial and commercial service, and also include sale-leaseback obligation bonds supported by such entities. Housing Revenue Bonds are obligations relating to both single and multi-family housing, issued by states and localities, supported by cash flow and, in some cases, insurance from entities such as the Federal Housing Administration. Regulated Utilities Obligations are issued by government-regulated providers of essential services and commodities, including electric, water and gas utilities. The majority of the Company’s international regulated utility business is conducted in the United Kingdom. Pooled Infrastructure Obligations are synthetic asset-backed obligations that take the form of CDS obligations or credit-linked notes that reference either infrastructure finance obligations or a pool of such obligations, with a defined deductible to cover credit risks associated with the referenced obligations. Other Public Finance primarily includes government insured student loans, government-sponsored project finance and structured municipal transactions, which includes excess of loss reinsurance on portfolios of municipal credits. Structured Finance: Pooled Corporate Obligations are securities primarily backed by various types of corporate debt obligations, such as secured or unsecured bonds, bank loans or loan participations and trust preferred securities. These securities are often issued in “tranches, with subordinated tranches providing credit support to the more senior tranches. The Company’s financial guaranty exposures generally are to the more senior tranches of these issues. Residential Mortgage-Backed Securities (‘‘RMBS’’) and Home Equity Securities are obligations backed by closed-end first mortgage loans and closed- and open-end second mortgage loans or home equity loans on one-to-four family residential properties, including condominiums and cooperative apartments. First mortgage loan products in these transactions include fixed rate, adjustable rate („„ARM) and option adjustable-rate („„Option ARM) mortgages. The credit quality of borrowers covers a broad range, including „„prime, „„subprime and „„Alt-A A prime borrower is generally defined as one with strong risk characteristics as measured by factors such as payment history, credit score, and debt-to-income ratio. A subprime borrower is a borrower with higher risk characteristics, usually as determined by credit score and/or credit history. An Alt-A borrower is generally defined as a prime quality borrower that lacks certain ancillary characteristics, such as fully documented income. Additional insured obligations within RMBS include Home Equity Lines of Credit (“HELOCs”), which refers to a type of residential mortgage-backed transaction backed by second-lien loan collateral consisting of home equity lines of credit. U.S. Prime First Lien is a type of residential mortgage-backed securities transaction backed primarily by prime first-lien loan collateral plus an insignificant amount of other miscellaneous RMBS transactions. CBOs/CLOs (collateralized bond obligations and collateralized loan obligations) are asset-backed securities largely backed by non- investment grade/high yield collateral. Commercial Mortgage-Backed Securities (‘‘CMBS’’) are obligations backed by pools of commercial mortgages. The collateral supporting CMBS include office, multifamily, retail, hotel, industrial and other specialized or mixed-use properties. Financial Products is the guaranteed investment contracts ("GICs") portion of the former Financial Products Business of AGMH. AGM has issued financial guaranty insurance policies on the GICs and in respect of the GICs business that cannot be revoked or cancelled. Assured Guaranty is indemnified against exposure to the former financial products business by Dexia SA and certain of its affiliates. In addition, the French and Belgian governments have issued guaranties in respect of the GICs portion of the financial products business. The financial products business is currently being run off. Consumer Receivables Securities are obligations backed by non-mortgage consumer receivables, such as automobile loans and leases, credit card receivables and other consumer receivables. Commercial Receivables Securities are obligations backed by equipment loans or leases, fleet auto financings, business loans and trade receivables. Credit support is derived from the cash flows generated by the underlying obligations, as well as property or equipment values as applicable. Insurance Securitization Securities are obligations secured by the future earnings from pools of various types of insurance/reinsurance policies and income produced by invested assets. Structured Credit Securities include program-wide credit enhancement for commercial paper conduits in the U.S., and securities issued in whole business securitizations and intellectual property securitizations. Program-wide credit enhancement generally involves insuring against the default of ABS in a bank-sponsored commercial paper conduit. Securities issued in whole business and intellectual property securitizations are backed by revenue-producing assets sold to a limited-purpose company by an operating company, including franchise agreements, lease agreements, intellectual property and real property. Other Structured Finance Securities are obligations backed by assets not generally described in any of the other described categories. One such type of asset is a tax benefit to be realized by an investor in one of the Federal or state programs that permit such investor to receive a credit against taxes (such as Federal corporate income tax or state insurance premium tax) for making qualified investments in specified enterprises, typically located in designated low-income areas.

Non-GAAP Financial Measures The Company references financial measures that are not in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Assured Guaranty.s management and board of directors utilize non-GAAP measures in evaluating the Company’s financial performance and as a basis for determining senior management incentive compensation. By providing these non-GAAP financial measures, investors, analysts and financial news reporters have access to the same information that management reviews internally. In addition, Assured Guaranty.s presentation of non-GAAP financial measures is consistent with how analysts calculate their estimates of Assured Guaranty.s financial results in their research reports on Assured Guaranty and with how investors, analysts and the financial news media evaluate Assured Guaranty.s financial results. The following paragraphs define each non-GAAP financial measure and describe why it is useful. A reconciliation of the non-GAAP financial measure and the most directly comparable GAAP financial measure, if available, is presented within this financial supplement. Non-GAAP financial measures should not be viewed as substitutes for their most directly comparable GAAP measures. Operating Income: Management believes that operating income is a useful measure because it clarifies the understanding of the underwriting results of the Company’s financial guaranty insurance business, and also includes financing costs and net investment income, and enables investors and analysts to evaluate the Company’s financial results as compared with the consensus analyst estimates distributed publicly by financial databases. Operating income is defined as net income (loss) attributable to Assured Guaranty Ltd., as reported under GAAP, adjusted for the following: 1) Elimination of the after-tax realized gains (losses) on the Company’s investments, except for gains and losses on securities classified as trading. The timing of realized gains and losses, which depends largely on market credit cycles, can vary considerably across periods. The timing of sales is largely subject to the Company’s discretion and influenced by market opportunities, as well as the Company’s tax and capital profile. Trends in the underlying profitability of the Company’s business can be more clearly identified without the fluctuating effects of these transactions. 2) Elimination of the after-tax non-credit-impairment unrealized fair value gains (losses) on credit derivatives, which is the amount in excess of the present value of the expected estimated economic credit losses and non-economic payments. Such fair value adjustments are heavily affected by, and in part fluctuate with, changes in market interest rates, credit spreads and other market factors and are not expected to result in an economic gain or loss. Additionally, such adjustments present all financial guaranty contracts on a more consistent basis of accounting, whether or not they are subject to derivative accounting rules. 3) Elimination of the after-tax fair value gains (losses) on the Company’s committed capital securities. Such amounts are heavily affected by, and in part fluctuate with, changes in market interest rates, credit spreads and other market factors and are not expected to result in an economic gain or loss. 4) Elimination of the after-tax foreign exchange gains (losses) on remeasurement of net premium receivables and loss and LAE reserves. Long-dated receivables constitute a significant portion of the net premium receivable balance and represent the present value of future contractual or expected collections. Therefore, the current period’s foreign exchange remeasurement gains (losses) are not necessarily indicative of the total foreign exchange gains (losses) that the Company will ultimately recognize. 5) Elimination of the effects of consolidating FG VIEs in order to present all financial guaranty contracts on a more consistent basis of accounting, whether or not GAAP requires consolidation. GAAP requires the Company to consolidate certain VIEs that have issued debt obligations insured by the Company even though the Company does not own such VIEs. Operating Shareholders’ Equity: Management believes that operating shareholders. equity is a useful measure because it presents the equity of Assured Guaranty Ltd. with all financial guaranty contracts accounted for on a more consistent basis and excludes fair value adjustments that are not expected to result in economic loss. Many investors, analysts and financial news reporters use operating shareholders. equity as the principal financial measure for valuing Assured Guaranty Ltds current share price or projected share price and also as the basis of their decision to recommend, buy or sell Assured Guaranty Ltds common shares. Many of the Company’s fixed income investors also use operating shareholders. equity to evaluate the Company’s capital adequacy. Operating shareholders. equity is the basis of the calculation of adjusted book value (see below). Operating shareholders. equity is defined as shareholders. equity attributable to Assured Guaranty Ltd. , as reported under GAAP, adjusted for the following: 1) Elimination of the effects of consolidating FG VIEs in order to present all financial guaranty contracts on a more consistent basis of accounting, whether or not GAAP requires consolidation. GAAP requires the Company to consolidate certain VIEs that have issued debt obligations insured by the Company even though the Company does not own such VIEs. 2) Elimination of the after-tax non-credit-impairment unrealized fair value gains (losses) on credit derivatives, which is the amount in excess of the present value of the expected estimated economic credit losses and non-economic payments. Such fair value adjustments are heavily affected by, and in part fluctuate with, changes in market interest rates, credit spreads and other market factors and are not expected to result in an economic gain or loss. 3) Elimination of the after-tax fair value gains (losses) on the Company’s committed capital securities. Such amounts are heavily affected by, and in part fluctuate with, changes in market interest rates, credit spreads and other market factors and are not expected to result in an economic gain or loss. 4) Elimination of the after-tax unrealized gains (losses) on the Company’s investments, that are recorded as a component of accumulated other comprehensive income ("AOCI") (excluding foreign exchange remeasurement). The AOCI component of the fair value adjustment on the investment portfolio is not deemed economic because the Company generally holds these investments to maturity and therefore should not recognize an economic gain or loss. Operating return on equity (‘‘Operating ROE’’): Operating ROE represents operating income for a specified period divided by the average of operating shareholders. equity at the beginning and the end of that period. Management believes that operating ROE is a useful measure to evaluate the Company’s return on invested capital. Many investors, analysts and members of the financial news media use operating ROE to evaluate Assured Guaranty Ltds share price and as the basis of their decision to recommend, buy or sell the Assured Guaranty Ltd. common shares. Quarterly and year-to-date operating ROE are calculated on an annualized basis.

Non-GAAP Financial Measures (continued) Adjusted Book Value: Management believes that adjusted book value is a useful measure because it enables an evaluation of the net present value of the Company’s in-force premiums and revenues in addition to operating shareholders. equity. The premiums and revenues included in adjusted book value will be earned in future periods, but actual earnings may differ materially from the estimated amounts used in determining current adjusted book value due to changes in foreign exchange rates, prepayment speeds, terminations, credit defaults and other factors. Many investors, analysts and financial news reporters use adjusted book value to evaluate Assured Guaranty Ltds share price and as the basis of their decision to recommend, buy or sell the Assured Guaranty Ltd. common shares. Adjusted book value is operating shareholders. equity, as defined above, further adjusted for the following: 1) Elimination of after-tax deferred acquisition costs, net. These amounts represent net deferred expenses that have already been paid or accrued and will be expensed in future accounting periods. 2) Addition of the after-tax net present value of estimated net future credit derivative revenue. See below. 3) Addition of the after-tax value of the unearned premium reserve on financial guaranty contracts in excess of expected loss to be expensed, net of reinsurance. This amount represents the expected future net earned premiums, net of expected losses to be expensed. Net expected losses to be expensed are not reflected in GAAP equity. Net present value of estimated net future credit derivative revenue: Management believes that this amount is a useful measure because it enables an evaluation of the value of future estimated credit derivative revenue. There is no corresponding GAAP financial measure. This amount represents the present value of estimated future revenue from the Company’s credit derivative in-force book of business, net of reinsurance, ceding commissions and premium taxes for contracts without expected economic losses, and is discounted at 6%. Estimated net future credit derivative revenue may change from period to period due to changes in foreign exchange rates, prepayment speeds, terminations, credit defaults or other factors that affect par outstanding or the ultimate maturity of an obligation. PVP or present value of new business production: Management believes that PVP is a useful measure because it enables the evaluation of the value of new business production for Assured Guaranty by taking into account the value of estimated future installment premiums on all new contracts underwritten in a reporting period as well as premium supplements and additional installment premium on existing contracts as to which the issuer has the right to call the insured obligation but has not exercised such right, whether in insurance or credit derivative contract form, which GAAP gross premiums written and the net credit derivative premiums received and receivable portion of net realized gains and other settlement on credit derivatives (“Credit Derivative Revenues”) do not adequately measure. PVP in respect of financial guaranty contracts written in a specified period is defined as gross upfront and installment premiums received and the present value of gross estimated future installment premiums, in each case, discounted at 6%. For purposes of the PVP calculation, management discounts estimated future installment premiums on insurance contracts at 6%, while under GAAP, these amounts are discounted at a risk free rate. Additionally, under GAAP, management records future installment premiums on financial guaranty insurance contracts covering non-homogeneous pools of assets based on the contractual term of the transaction, whereas for PVP purposes, management records an estimate of the future installment premiums the Company expects to receive, which may be based upon a shorter period of time than the contractual term of the transaction. Actual future net earned or written premiums and Credit Derivative Revenues may differ from PVP due to factors including, but not limited to, changes in foreign exchange rates, prepayment speeds, terminations, credit defaults, or other factors that affect par outstanding or the ultimate maturity of an obligation.

Contacts: Assured Guaranty Ltd. Equity and Fixed Income Investors: 30 Woodbourne Avenue Robert Tucker Hamilton HM 08 Managing Director, Investor Relations and Corporate Communications Bermuda (212) 339-0861 (441) 279-5705 rtucker@assuredguaranty.com www.assuredguaranty.com Michael Walker Managing Director, Fixed Income Investor Relations (212) 261-5575 mwalker@assuredguaranty.com Ross Aron Vice President, Equity Investor Relations (212) 261-5509 raron@assuredguaranty.com Media: Ashweeta Durani Vice President, Corporate Communications (212) 408-6042 adurani@assuredguaranty.com AG_FoCo_logo